                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                  Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                   Lincoln National Equity-Income Fund, Inc.
              Lincoln National Global Asset Allocation Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc.
                   Lincoln National International Fund, Inc.
                      Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
               Lincoln National Special Opportunities Fund, Inc.
                             (Name of Registrants)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
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

                  Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                    Lincoln National Equity-Income Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc.
               Lincoln National Global Asset Allocation Fund, Inc.
                    Lincoln National International Fund, Inc.
                       Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
                Lincoln National Special Opportunities Fund, Inc.
                           (Collectively, the "Funds")

                   -------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   -------------------------------------------

                                                               ___________, 2002

Dear Contract Owner:

         We are writing to notify you of a Special Meeting of Stockholders of the Funds. The meeting will be held on Monday, December 9, 2002, at 9:00 a.m., local time, in the offices of the Funds at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the meeting.

         You are entitled to provide us with instructions for voting shares of each Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as "Contract Owners.") You should read the enclosed Proxy Statement carefully and submit your voting instructions.

         The following Proposals will be considered and acted upon at the meeting:

   Funds Affected        Proposal
  ------------------------------------------------------------------------------
   All Funds             1.  To re-elect the Directors to serve on the Boards of
                             Directors of the Funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

   All Funds             2.  To approve a reorganization to change each Fund
                             from a Maryland corporation to a series of a Delaware business trust.

   All Funds             3.  To approve a proposal that would permit the Funds
                             to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

   All Funds             4.  To approve a new investment management agreement
                             between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

   Funds Affected        Proposal
  ------------------------------------------------------------------------------

   All Funds             5.  To approve the amendment or elimination of certain
                             fundamental investment restrictions to modernize the Funds' investment restrictions.

   All Funds             6.  To transact such other business as may properly
                             come before the meeting.


         We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of each Fund attributable to you will be voted in accordance with your instructions.

         If you have any questions about the meeting, please feel free to call
(800) 4LINCOLN (454-6265).

                         By Order of the Funds' Boards of Directors



                         Cynthia A. Rose
                         Secretary

                  Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                    Lincoln National Equity-Income Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc.
               Lincoln National Global Asset Allocation Fund, Inc.
                    Lincoln National International Fund, Inc.
                       Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
                Lincoln National Special Opportunities Fund, Inc.
                           (Collectively, the "Funds")

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         Special Meeting of Stockholders
                         To be held on December 9, 2002


         This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York") of voting instructions for a special meeting of stockholders of the Funds. As you know, we hold shares of the Funds in one or more segregated accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, contract owners and policy participants are referred to collectively as "Contract Owners"). The Funds are seeking approval for certain actions they wish to take, and you are entitled to instruct us on how to vote shares of the Funds attributable to you under your contract or policy.

         The meeting will be held on Monday, December 9, 2002, at 9:00 a.m., local time, in the offices of the Funds at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy cards and this Proxy Statement to Contract Owners will be on or about October 7, 2002. If you have any questions about the meeting, please feel free to call us toll free at
(800) 4LINCOLN (454-6265).

         The following Proposals will be considered and acted upon at the meeting:

   Funds Affected        Proposal
  ------------------------------------------------------------------------------
   All Funds             1.  To re-elect the Directors to serve on the Boards of
                             Directors of the Funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

   All Funds             2.  To approve a reorganization to change each Fund
                             from a Maryland corporation to a series of a Delaware business trust.

   All Funds             3.  To approve a proposal that would permit the Funds
                             to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

   Funds Affected        Proposal
  ------------------------------------------------------------------------------
   All Funds             4.  To approve a new investment management agreement
                             between the Funds and their current investment adviser, Delaware Management Company (the
                             "Adviser"), a series of Delaware Management
                             Business Trust ("DMBT").

   All Funds             5.  To approve the amendment or elimination of certain
                             fundamental investment restrictions to modernize the Funds' investment restrictions.

   All Funds             6.  To transact such other business as may properly
                             come before the meeting.


         Adoption of Proposals 4 and 5 require the approval of a majority of each relevant Fund's outstanding voting securities. Under the Investment Company Act of 1940 ("1940 Act"), a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities. Proposals 1, 2 and 3 require the approval of a simple majority of the shares represented at the meeting.

         In connection with the meeting, we are soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln
Life:

     Lincoln National Variable Annuity Account C;
     Lincoln Life Flexible Premium Variable Life Account D;
     Lincoln Life Flexible Premium Variable Life Account G;
     Lincoln Life Flexible Premium Variable Life Account K;
     Lincoln National Variable Annuity Account L;
     Lincoln Life Flexible Premium Variable Life Account M;
     Lincoln Life Variable Annuity Account N;
     Lincoln Life Variable Annuity Account Q;
     Lincoln Life Flexible Premium Variable Life Account R;
     Lincoln Life Flexible Premium Variable Life Account S;
     Lincoln Life Variable Annuity Account W;
     Lincoln National Life Separate Account 33; and
     Lincoln National Life Separate Account 53.

         We are also soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln New York:

     Lincoln Life & Annuity Variable Annuity Account L;
     Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Separate Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; and LLANY Separate Account S for Flexible Premium Variable Life.

         The segregated investment accounts of Lincoln Life and Lincoln New York are collectively referred to as "the Accounts."

         In addition to the solicitation of proxy cards by mail, officers and employees of the Funds, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Funds may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The cost associated with the solicitation and the meeting will be borne by the Funds. The Contract Owners of the Funds are invited to provide voting instructions only on those Proposals that apply to their Fund(s).

         If you would like to receive a copy of the Funds' 2001 Annual Report, call (800) 4LINCOLN (454-6265) or write to P. O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Annual Report or Semi-Annual Report at
HTTP://WWW.LINCOLNLIFE.COM/PRODUCTS/ANNUITIES/MF/REPORTS.HTM.

         The principal offices of the Funds are located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Funds' service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

         The Boards of Directors of the Funds recommend that you provide voting instructions to APPROVE each Proposal.


--------------------------------------------------------------------------------
 VOTING PROCEDURES*
--------------------------------------------------------------------------------
 Contract Owners are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

 1. BY INTERNET
 .      Read the Proxy Statement.
 .      Go to the voting link found on your proxy card.
 .      Enter the control number found on your proxy card.
 .      Follow the instructions using your proxy card as a guide.
 . (Do not mail the proxy card if you provide voting instructions by Internet.)

 2. BY MAIL
 . Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

 3. BY TELEPHONE
 .      Read the Proxy Statement.
 .      Call the toll-free number found on your proxy card.
 .      Enter the control number found on your proxy card.
 .      Follow the recorded instructions using your proxy card as a guide.
 . (Do not mail the proxy card if you provide voting instructions by telephone.)

--------------------------------------------------------------------------------
* If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 12:00 a.m. local time on December 5, 2002.

         At the meeting, Lincoln Life and Lincoln New York will vote each Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of September 20, 2002, were invested in the Fund by the Accounts. For all Accounts, except Lincoln Life Accounts D, G, K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account D, G, K, M, R or S or Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

         Lincoln Life and Lincoln New York will vote Fund shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the Proposals considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to any Proposal will count as present for purposes of establishing a quorum, but will not count as votes cast.

         Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Funds at the offices of the Funds) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Fund. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, for each Proposal referred to in this Proxy Statement.

         The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

                           Proposal No. 1 -- All Funds

                        To Elect the Boards of Directors

Why are Directors being elected?

         The Bylaws of each Fund provide that the Board of Directors will be elected annually unless the Board dispenses with the annual stockholders' meeting. If the latter occurs, then the Directors continue in office until the next annual or special meeting is held, at which time an election of Directors is held. Each Board shall consist of no fewer than three (3) nor more than ten
(10) persons, and currently a five-member Board is authorized. Presently, five
(5) persons are serving as Directors of the Funds.

         All five (5) persons now serving as Directors are also nominees for election as Directors of the Funds. If elected, each nominee has agreed to serve. Since the Funds typically dispense with annual meetings, Directors, once elected, remain in office unless they resign, are removed, or fail to win re-election at any subsequently scheduled meeting.

Who are the Director nominees?

         The table below provides biographical information on each Director standing for re-election. Each "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Directors who are not interested persons are referred to as Independent Directors.

Interested Directors

                                             Term of                                     Number of
                             Position(s)    Office and    Principal Occupation(s)   Portfolios in Fund         Other
 Name, Address and Date of    Held with     Length of      During the Past Five      Complex Overseen      Directorships
           Birth              the Funds    Time Served             Years                by Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER *          Chairman,      Chairman       Vice President, The             12                Lincoln
1300 S. Clinton Street        President       since        Lincoln National Life                             Retirement
Fort Wayne, IN 46802         and Director     August      Insurance Company. Vice                        Services Company,
DOB: 07/25/52                                 1995;         President, Lincoln                                  LLC
                                            President       Retirement Services
                                               and         Company, LLC; Second
                                             Director     Vice President, Lincoln
                                              since       Life & Annuity Company
                                             November           of New York
                                               1994

BARBARA S. KOWALCZYK *         Director      Director     Senior Vice President,            12            Lincoln National
Centre Square, West Tower                     since       Corporate Planning and                             Management
1500 Market St., Suite 3900                  November      Development, Lincoln                           Corporation; The
Philadelphia, PA 19102                         1993        National Corporation                           Lincoln National
DOB: 04/07/51                                               (insurance holding                             Life Insurance
                                                           company); Senior Vice                          Company; Lincoln
                                                            President, Lincoln                            Financial Group
                                                            National Management                          Foundation, Inc.;
                                                                Corporation                                Lincoln Life &
                                                                                                          Annuity Company
                                                                                                            of New York;
                                                                                                          Lincoln National
                                                                                                              (UK) PLC
                                                                                                             (financial
                                                                                                         services company)

----------------------------------------------------------------------------------------------------------------------------

          * Kelly D. Clevenger, currently Chairman and President of the Funds, is an interested person of the Funds by reason of his being Chairman and President of the Funds and an officer of Lincoln Life and Lincoln New York. Barbara S. Kowalczyk, Director of the Funds, is an interested person of the Funds by reason of her being a Senior Vice President of Lincoln National Corporation.

Independent Directors

                                             Term of                                Number of Funds in
                             Position(s)    Office and    Principal Occupation(s)      Fund Complex            Other
 Name, Address and Date of    Held with     Length of      During the Past Five         Overseen by        Directorships
           Birth              the Funds    Time Served             Years                 Director         Held by Director
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH                 Director      Director        Retired; formerly              12                  n/a
1300 S. Clinton Street                        since           Associate Vice
Fort Wayne, IN 46802                         December     President, Investments,
DOB: 06/09/33                                  1981       Northwestern University

NANCY L. FRISBY                Director      Director    Vice President and Chief           12                  n/a
1300 S. Clinton Street                     since April      Financial Officer,
Fort Wayne, IN 46802                           1992           DeSoto Memorial
DOB: 11/10/41                                            Hospital; formerly Chief
                                                            Financial Officer,
                                                             Bascom Palmer Eye
                                                         Institute, University of
                                                              Miami School of
                                                          Medicine; formerly Vice
                                                            President and Chief
                                                          Financial Officer, St.
                                                          Joseph Medical Center,
                                                                   Inc.

KENNETH G. STELLA              Director      Director       President, Indiana              12             First National
1300 S. Clinton Street                        since          Hospital & Health                              Bank & Trust
Fort Wayne, IN 46802                         February           Association
DOB: 08/20/43                                  1998


The following information may assist you in your decision:

INTERESTED DIRECTORS

..    Kelly D. Clevenger. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

..    Barbara S. Kowalczyk. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management, Inc. in 1977 as an Investment Analyst, and served in that organization until 1994, ultimately as Senior Vice President. Ms. Kowalczyk is currently a Senior Vice President of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions, strategic communications and branding for Lincoln National Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.

INDEPENDENT DIRECTORS

..    John B. Borsch. Mr. Borsch has been a Director of the Funds since December
     14, 1981. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as its Director of Investments. Mr. Borsch holds both a Bachelor of Science Degree Investment Management and an MBA in Finance from Northwestern University. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc., the Association of Investment Management Research, and the Institute of Chartered Financial Analysts.

..    Nancy L. Frisby. Ms. Frisby has been a Director of the Funds since April
     15, 1992. Since August 1999, Ms. Frisby has served as Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

..    Kenneth G. Stella. Mr. Stella became a Director of the Funds on February
     10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, ("Association") having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all Board of Director's policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

         Ms. Kowalczyk, Ms. Frisby and Messrs. Borsch, Clevenger and Stella are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission ("SEC") under the 1940 Act and is a separate account of Lincoln Life ("Fund A").

Do the Directors also have an ownership interest in the Funds?

         As of June 30, 2002, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Directors within the same family of investment companies as the Funds is as follows:

Interested Directors

                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in all Registered Investment
                                                                           Companies Overseen By Director In Family
                            Dollar Range of Equity Securities                       of Investment Companies
Name of Director            in the Funds (as of June 30, 2002)                       (as of June 30, 2002)
---------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger          International Fund -- $1 -$10,000              $10,001 - $50,000
                            Aggressive Growth Fund -- $1 - $10,000

Barbara S. Kowalczyk        None                                           None

---------------------------------------------------------------------------------------------------------------------



Independent Directors

                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in all Registered Investment
                                                                           Companies Overseen By Director In Family
                            Dollar Range of Equity Securities                      of Investment Companies
Name of Director            in the Funds (as of June 30, 2002)                      (as of June 30, 2002)
---------------------------------------------------------------------------------------------------------------------
John B. Borsch              Lincoln National Variable Annuity Fund A --   $10,001- $50,000
                            $10,001- $50,000

Nancy L. Frisby             Growth and Income Fund -- $10,001 - $50,000   Over $100,000
                            Managed Fund -- $10,001 - $50,000
                            Aggressive Growth Fund --$10,001 -$50,000
                            Social Awareness Fund -- $10,001 - $50,000
                            Special Opportunities Fund -- $10,001 -
                            $50,000
                            Capital Appreciation Fund -- $50,001 -
                            $100,000


Kenneth G. Stella           None                                          None

---------------------------------------------------------------------------------------------------------------------


What are the Directors paid for their Board service?

         As interested persons who are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively, Mr. Clevenger and Ms. Kowalczyk receive no additional remuneration for their Board service. The Funds pay the compensation and expenses of the Independent Directors.

         The following table provides the Independent Directors' aggregate compensation from each Fund and their total compensation from the Funds and Fund A (collectively, the "Lincoln National Fund Complex") for the period January 1, 2001 through December 31, 2001.

                      Compensation of Independent Directors
                               (Fiscal Year 2001)

                                 Aggregate Compensation    Total Compensation/2/
              Director             from each Fund/1/         From Fund Complex
         =======================================================================

         John B. Borsch                 $1,621                     $19,452
         Nancy L. Frisby                $1,564                     $18,769
         Kenneth G. Stella              $1,058                     $12,694
         -----------------------------------------------------------------------
         /1/ Each Fund paid each Independent Director $350 per meeting, plus expenses. During 2001, the Funds held four meetings.
         /2/ Fund A and each of the 11 Lincoln National Funds paid outside directors $350 per meeting.

         The Board of Directors for each of the Funds has established an Audit Committee, which is responsible for overseeing the Funds' financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee operates according to a written charter and will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibilities relating to oversight of fund accounting, each Fund's system of control, process for monitoring legal compliance, quality and integrity of the financial statements, financial reports, and audits. The members of the Audit Committee include all of the Independent Directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. None of the members of the Audit Committee is an interested person of the Funds. There were two Audit Committee meetings held during 2001. The Board does not have a valuation, nominating, or compensation committee.

What vote is required to elect the directors?

         Proposal No. 1 requires the affirmative vote of a simple majority of each Fund's outstanding shares. In the approval of Boards of Directors, each Fund votes separately, and Contract Owners are being asked to provide voting instructions for the Board of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

                           Proposal No. 2 -- All Funds

                          To Approve the Reorganization
                 to Change Each Fund From a Maryland Corporation
                    to a Series of a Delaware Business Trust

What is the Proposal?

         The Boards of Directors recommend that you provide voting instructions to approve a change in the organization of each Fund from a Maryland corporation to a series of a Delaware business trust. This proposed change will be referred to in this Proxy Statement as the "Reorganization." The Boards of Directors have approved a Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Exhibit A. The Plan provides for the Reorganization, which involves the continuation of each Fund (referred to in this Proposal as a "Corporation") in the form of a newly created series (a "Series") of the Lincoln VIP Trust, a Delaware business trust (the "Trust"). Each Fund would have a series name that corresponds to the Fund's current name. For example, the "Lincoln National Growth and

Income Fund, Inc." would become the "Growth and Income Fund," a series of the Trust. Stockholder approval is required for the Reorganization under Maryland law and the Corporations' governing documents.

         Each Series of the Trust will have the same investment objective, policies and restrictions as the corresponding Corporation. This means that the investment policies and restrictions of each Series will reflect the results of the Contract Owners' vote on Proposals 1, and 3 through 5 of this Proxy Statement. The Directors, officers and employees will be the same (although Board members of a Delaware business trust are called Trustees), and will operate the Series in the same manner as they previously operated the Corporations. On the closing date of the Reorganization, you will hold a beneficial interest in shares of a Series that is equivalent to your beneficial interest in shares of the corresponding Corporation attributable to your contract or policy. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a Contract Owner. If approved by stockholders, the Reorganization is expected to take effect in the second quarter of 2003.

How will the Reorganization affect the way my Fund is governed?

         The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its stockholders. For example, a fund organized as a Delaware business trust can structure its governing documents to enable it to more easily obtain desired Board or stockholder approvals, and can potentially accomplish certain actions, such as Fund reorganizations or liquidations, without first seeking stockholder approval. In addition, the governing documents can provide that a new share class may be added without first seeking stockholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the Trust.

         The following chart provides a summary of certain important similarities and differences between (a) the Delaware business trust, its Declaration of Trust, Bylaws and Delaware law and (b) the Maryland corporations, their Articles of Incorporation, Bylaws and Maryland law. Please note that the chart does not provide a complete list of the similarities or differences.

                                          Surviving Delaware Business Trusts of   Disappearing Maryland Corporations of
                                          the Funds                               the Funds
-------------------------------------------------------------------------------------------------------------------------
Quorum of stockholders                    1/3 of shares entitled to vote          Majority of shares entitled to vote
-------------------------------------------------------------------------------------------------------------------------
Stockholder Vote Necessary to Authorize   Majority of quorum                      Majority of quorum
Most Actions
-------------------------------------------------------------------------------------------------------------------------
Can the Fund issue an unlimited number    Yes                                     No
of shares
-------------------------------------------------------------------------------------------------------------------------
Do the Directors/Trustees have broad      Yes                                     No
authority to amend the governing
documents without stockholder approval?
-------------------------------------------------------------------------------------------------------------------------
Termination of the Fund possible          Yes                                     No
without stockholder approval?
-------------------------------------------------------------------------------------------------------------------------
Can the Directors/Trustees amend the      Yes                                     Yes
Bylaws without stockholder approval?
-------------------------------------------------------------------------------------------------------------------------
Can the Directors/Trustees act without    Yes                                     Yes
a meeting?
-------------------------------------------------------------------------------------------------------------------------
Can Directors/Trustees effect a merger    Yes                                     No
with another entity

                                          Surviving Delaware Business Trusts of   Disappearing Maryland Corporations of
                                          the Funds                               the Funds
-------------------------------------------------------------------------------------------------------------------------
without stockholder approval?

What are the procedures and consequences of the reorganization?

         Upon completion of the Reorganization, the Trust, on behalf of each Series, will continue the business of the Corporations, and each Series will have the same investment objective and policies as exist on the date of the Reorganization (including any changes approved at this stockholders meeting), and will hold the same portfolio of securities previously held by the corresponding Corporation. Each Series will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the corresponding Corporation.

         Each Series would be created solely for the purpose of becoming the successor fund to, and carrying on the business of, the corresponding Corporation. Each Series would be a "shell" fund. To accomplish the Reorganization, a nominal share of each Series will be issued to each corresponding Corporation in order to permit each Corporation, through its Board, to vote on organization matters as the sole stockholder of each new Series. Thereafter, the Plan provides that each Corporation will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust for each corresponding Series. In exchange for these assets and liabilities, the Trust, on behalf of each Series, will issue Series shares to the corresponding Corporation, which then will distribute those shares pro rata to Lincoln Life or Lincoln New York, as applicable, to fund your variable annuity contract and/or variable life insurance policy.

         Through the noted procedure, you will receive exactly the same beneficial interest in shares of a Series as you previously held in the corresponding Corporation. In other words, you will be beneficially entitled to exactly the same number and dollar amount of shares of a Series as you previously were entitled to in the corresponding Corporation. The net asset value of each share of the Series will be the same as that of the Corporation on the date of the Reorganization. You will retain the beneficial right to any declared but undistributed dividends or other distributions payable on the shares of each Corporation that you may have had as of the effective date of the Reorganization. As soon as is practicable after the date of the Reorganization, the Corporation will be dissolved. The Funds will bear the expenses of the Reorganization.

         The 1940 Act generally requires that stockholders of a mutual fund, among other things, elect the fund's directors and approve the fund's investment management agreement. These requirements will apply to the Trust. Technically, any required elections and approvals will be accomplished by a vote of the Corporations, as sole stockholder of each Series prior to the effective date of the Reorganization. Therefore, if Contract Owners provide voting instructions to approve the Reorganization, they will effectively:

         .  Authorize the election of the Trustees for the Trust;
         . Authorize the approval the investment management agreement between the Trust, on behalf of each Series, and the Adviser;
         . Authorize the approval of any applicable sub-advisory agreements between the Trust, on behalf of each Series, and a corresponding Corporation's sub-adviser; and
         . Authorize the approval of the multi-manager arrangement (if Proposal 3 is approved by stockholders).

         In each case, a Series will have the same advisory agreements and multi-manager arrangement as the corresponding Corporation. The Board members also will be the same. This means that each Series will reflect the results of the Contract Owners' vote on the relevant Proposals in this Proxy Statement.

         For a comparison of the Funds' current expenses and the pro forma expenses if the Reorganization is approved, see Exhibit B to this Proxy Statement.

         The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the Contract Owners. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the Corporations will continue to operate as corporations under the laws of the State of Maryland.

Are there any tax consequences for stockholders or Contract Owners?

         The Reorganization is designed to be a tax free transaction for federal income tax purposes so that you will not experience a taxable gain or loss in connection with the Reorganization. Generally, the basis and holding period of your shares that you beneficially own in a Series will be the same as the basis and holding period of the shares that you beneficially own in the corresponding Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Dechert, counsel to the Trust and the Corporations, that, under the Internal Revenue Code of 1986, the transfer of the assets of each Corporation to the Trust in exchange for the shares of the Series, the transfer of such shares to the holders of shares of the Corporation, and the dissolution of the Corporation pursuant to the Plan will not result in the recognition of any gain or loss for federal income tax purposes to the Corporation, the Trust, Contract Owners, or the stockholders of either the Corporation or the Trust.

On what basis did the Corporations' Boards approve the Reorganization?

         For the reasons set forth below, the Directors of the Boards of each Corporation, including the Independent Directors, have unanimously determined that the proposed Reorganization is in the best interests of the Corporations' stockholders and Contract Owners and that the interests of those stockholders and Contract Owners will not be diluted as a result of the Reorganization. The Board of each Corporation has adopted a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth in the Plan.

         As described above, as part of a restructuring program, it has been proposed that each Corporation be reorganized from a Maryland corporation to a series of a Delaware business trust. Each Corporation's Board has determined that it is advisable and in the best interest of the Corporation and its stockholders and Contract Owners to effect the proposed Reorganization, and has requested and evaluated any such information as was reasonably necessary to make this determination. In reaching this conclusion, each Corporation's Board considered a number of factors, including the following:

         .  The terms and conditions of the Reorganization;

         . The identical investment objectives and identical policies and restrictions of the Corporation in relation to those of the corresponding new Series, subject to stockholder approval of Proposal No. 5, which, if approved, would amend or eliminate certain investment restrictions of the Corporation;

         . The federal tax consequences of the proposed Reorganization to the Corporation and its stockholders and Contract Owners, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur with respect to the Corporation and its stockholders and Contract Owners as a result of the proposed Reorganization;

         . That the interests of stockholders and Contract Owners of the Corporation will not be diluted as a result of the proposed Reorganization;

         . That the expenses of the proposed Reorganization will be borne by the Corporation;

         . That the proposed Reorganization will not substantially increase fund operating expenses or stockholder or Contract Owner fees; and

         . That no sales charge will be imposed in connection with the proposed Reorganization.

         Based upon these and other factors, the Directors of each Corporation, including the Independent Directors, have unanimously determined that the proposed Reorganization is advisable and in the best interests of the Corporation and its stockholders and Contract Owners; and that the interests of those stockholders and Contract Owners will not be diluted as a result of the proposed Reorganization. Therefore, the Boards of Directors recommend that the Corporations' stockholders vote to approve the Plan.

What vote is required to approve the Reorganization of the Funds into the Delaware business trust?

         Proposal No. 2 requires the affirmative vote of a simple majority of each Corporation's outstanding shares. In the approval of Reorganization, each Fund votes separately, and Contract Owners are being asked to provide voting instructions for the Reorganization of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

                           Proposal No. 3 -- All Funds

                    To Approve a Proposal to Permit the Funds to Enter into a Multi-Manager Arrangement

What is the Proposal?

         The Funds' Boards of Directors recommend that you provide voting instructions to approve a proposal to permit the Funds to enter into, and materially amend, sub-advisory agreements with each of the sub-advisers as retained by the Adviser and the Funds to manage the Funds without obtaining stockholder approval. This advisory structure is referred to as a "multi-manager" arrangement. Submission of this Proposal is required under the terms of an order that the Funds expect to receive from the SEC. The SEC order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

         Approval by each Board, including a majority of the Independent Directors, will continue to be required prior to entering into a new sub-advisory agreement with respect to any Fund and amending an existing sub-advisory agreement with respect to any Fund. However, if the Contract Owners approve this multi-manager arrangement, a stockholder vote will not be required to approve sub-advisory agreements and material changes to them. In addition, each Fund will comply with SEC requirements including, if required, only entering into a sub-advisory agreement with a sub-adviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the Adviser or the Fund, other than by reason of serving as a sub-adviser to the Fund. If approved by stockholders, the multi-manager arrangement is expected to take effect on the later of the day the SEC issues the required order or January 1, 2003.

How would the multi-manager arrangement benefit the Funds?

         The Boards believe that it is appropriate and in the best interests of each Fund's stockholders to provide the Adviser and the Boards with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining stockholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Fund must call and hold a stockholder meeting, create and distribute proxy materials, and solicit proxy voting instructions from the Contract Owners. Further, if a sub-adviser is acquired, the Fund currently must seek approval of a new sub-advisory agreement from its stockholders, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and these costs are generally borne entirely by the respective Fund with a consequent reduction in investment return. Without the delay inherent in holding a stockholder meeting, the Adviser and a Fund's Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and the Adviser believe that the appointment would benefit a Fund.

         In its capacity as investment adviser to each Fund, the Adviser currently oversees and monitors the performance of each Fund's sub-advisers. The Adviser is also responsible for determining whether to recommend to a Fund's Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

         By investing in a Fund, a stockholder and Contract Owners in effect hire the Adviser to manage that Fund's assets directly or to hire an external sub-adviser under the Adviser's supervision. Accordingly, the Boards believe that stockholders and Contract Owners expect that the Adviser and the Boards take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement.

         Thus, in light of the contractual arrangements under which the Adviser has been engaged as an investment adviser and the sub-advisers serve as sub-advisers, and in light of the Adviser's experience in recommending and monitoring sub-advisers, the Boards believe that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Boards also believe that this approach would be consistent with expectations of stockholders and Contract Owners that the Adviser will use its expertise to recommend to a Fund's Board qualified candidates to serve as sub-advisers.

         The Boards will continue to provide oversight of the sub-advisory selection and engagement process. The Boards, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Boards, including a majority of the Independent Directors, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser have a legal duty to provide to the applicable Board information on pertinent factors.

         Stockholder approval of this Proposal will not result in an increase or decrease in the total amount of investment management fees paid by the Funds to the Adviser. When engaging sub-advisers and entering into and amending sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by the Adviser, and not directly by each Fund, any fee reduction negotiated by the Adviser may benefit the Adviser, and any increase will be a detriment to the Adviser. The fees paid to the Adviser by the Funds and the fees paid to sub-advisers by the Adviser are considered by the Boards in approving and renewing the advisory and sub-advisory agreements. Any increase in fees paid by a Fund to the Adviser would continue to require stockholder approval. In any event, if stockholders approve this Proposal, the Adviser, pursuant to each Fund's advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

         Based on the factors discussed above as well as other factors, the Boards found that each Fund would benefit from a multi-manager arrangement. Accordingly, the Directors, including the Independent Directors, unanimously voted to approve the multi-manager arrangement subject to SEC and stockholder approval.

What are the terms of the proposed SEC order?

         The Funds will file an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that stockholders approve advisory agreements, including the sub-advisory agreements on behalf of a Fund, and to approve any material amendment to such agreements. While there can be no assurance, the Funds expect the SEC to issue the order. If the stockholders approve this Proposal, the Funds would be authorized to evaluate, select and retain new sub-advisers, or materially amend an existing sub-advisory agreement, without obtaining further approval of the affected Fund's stockholders or Contract Owners.

         Under the terms of the proposed SEC order, the Funds will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, stockholder approval is required before the Funds may implement the multi-manager arrangement permitting them to enter into and materially amend sub-advisory agreements. Furthermore, within 90 days of hiring a new sub-adviser, the affected Fund must provide its stockholders and associated Contract Owners with an information statement that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition will require that a majority of each Board consist of Independent Directors and that the nomination of new or additional Independent Directors be at the discretion of the then-existing Independent Directors.

         As of the date of the Proxy Statement, the Adviser is not aware of any reason why a Fund's current sub-adviser will not continue to serve in its capacity under terms substantially identical to the existing sub-advisory agreement.

What vote is required to approve the multi-manager arrangement?

         Proposal No. 3 requires the affirmative vote of a majority of each Fund's outstanding shares. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.


                           Proposal No. 4 -- All Funds

                To Approve a New Investment Management Agreement

What is the Proposal?

         The Boards of Directors recommend that you provide voting instructions to approve a new investment management agreement dated January 1, 2003, (the "New Management Agreement"), between each Fund and the Adviser. A copy of the New Management Agreement is attached to this Proxy Statement as Exhibit C. The New Management Agreement will replace each Fund's current advisory agreement (the "Current Management Agreement").

Why are the stockholders being asked to approve the New Management Agreement?

         Stockholders are being asked to approve the New Management Agreement in order to (a) modernize the terms of the Funds' advisory arrangements and (b) reallocate certain expenses from the Adviser to the Funds. In addition, for the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund and the Special Opportunities Fund (collectively, the "Subject Funds"), stockholders are being asked to approve the New Management Agreement in order to re-institute advisory fee rates for the Subject Funds that were in effect prior to a fee waiver that became effective January 1, 2002.

         As described below, a Special Committee of the Boards and the Boards determined that the language of the Current Management Agreements is amenable to different interpretations concerning accounting-related expenses. In light of the facts and circumstances, the relevant parties agreed to settle completely the questions that had arisen as a result of the different interpretations upon the terms and in the manner provided in an agreement executed in 2002 (the "Fee Agreement"). The Special Committee had reviewed and recommended the Fee Agreement to the full Boards, and the full Boards approved the Fee Agreement without modification.

         As previously noted, stockholders of the Subject Funds are being asked to approve the New Management Agreement in order to re-institute certain advisory fee rates. This measure is the result of a comprehensive fee review that the officers of the Funds ("Fund Management") undertook in 2001, in connection with the various potential interpretations of the Current Management Agreements, to determine whether Fund-related fee and expense items from 1996 to 2001 were paid by the appropriate party. Fund Management, as part of its review, considered fees that the Subject Funds paid for accounting services rendered pursuant to an accounting services agreement dated August 15, 1996 (the "Accounting Agreement"). Subsequent to Fund Management's review, the Funds' Boards of Directors formed a Special Committee comprised solely of the Funds' Independent Directors to, among other things, review the results of the fee review, including the payments of accounting-related expenses. The Special Committee engaged independent legal counsel to assist it in evaluating the matters before it. The Special Committee conducted an independent, good faith, and diligent investigation, reviewed pertinent documents supplied by Fund Management, Fund counsel and independent counsel, and considered all relevant factors and ultimately recommended to the Boards that the Fee Agreement be approved.

         In accordance with the Fee Agreement, the Subject Funds were, among other things, reimbursed for certain accounting-related expenses. In addition, a portion of the advisory fees otherwise payable by the Subject Funds under the terms of the Current Management Agreements were waived in the aggregate amount of $1,019,000 annually, allocated among the Subject Funds based upon their relative net asset values, effective from January 1, 2002 until such date as stockholder/Contract Owner approval of an advisory agreement setting forth a revised fee arrangement was obtained. In consideration of the noted arrangements, the Funds pursuant to the Fee Agreement released the Adviser and its affiliated persons from any and all liability relating to fees and expenses paid by the Funds from January 1, 1996 through December 31, 2001, including, but not limited to, accounting-related expenses. This proxy Proposal 4 is intended, in part, to re-institute the waived portion of the advisory fees.

         Although not requiring stockholder approval, the Boards have approved an Administration Agreement between the Funds and Lincoln Life that would become effective should stockholders approve the New Management Agreement. The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement

         The 1940 Act requires that any material changes to a mutual fund's investment management agreement be approved by the vote of a majority of the outstanding voting securities of that fund. The changes recommended in this Proposal would constitute material changes to the Funds' Current Management Agreements. Accordingly, the Funds are seeking stockholder approval of the New Management Agreement.

What are the qualifications of the Adviser?

         The Adviser is a series of DMBT, a multi-series business trust registered with the SEC as an investment adviser.

         DMBT or its predecessors have served as investment advisers to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of the Delaware Investments Family of Funds; institutional clients, such as pension plans, endowments and foundations; insurance assets; off-shore and on-shore collateralized bond obligation funds and a limited partnership. The Adviser, either directly or through a sub-adviser, provides portfolio management and investment advice to the Funds and certain administrative services to the Funds, subject to the supervision of the

Funds' Boards of Directors. DMBT is an indirect wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation.

                DMBT's Trustees and Principal Executive Officers

Director                           Address                         Principal Occupation
----------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.           2005 Market Street              Trustee, Chief Executive Officer of Delaware
                                   Philadelphia, PA 19103          Management Business Trust

David K. Downes                    2005 Market Street              Trustee, Executive Vice President, Chief
                                   Philadelphia, PA 19103          Financial Officer, Chief Operating Officer and
                                                                   President of Delaware Management Business Trust

John B. Fields                     2005 Market Street              Trustee of Delaware Management Business Trust
                                   Philadelphia, PA 19103

Richard J. Flannery                2005 Market Street              Trustee, Executive Vice President, General
                                   Philadelphia, PA 19103          Counsel and Chief Administrative Officer of
                                                                   Delaware Management Business Trust

What are the terms of the Current Management Agreements?

         Subject to the supervision, direction and control of each Fund's Board of Directors, the Adviser is responsible under its Current Management Agreement with each Fund for continuously furnishing an investment program for the Fund in accordance with the Fund's investment objectives, investment strategies, investment restrictions, and applicable law. Each Current Management Agreement provides that the Adviser will make investment decisions on behalf of each Fund and place all orders for the purchase or sale of portfolio securities. The Agreement allows the Adviser to place orders for the purchase and sale of portfolio investments through brokers and dealers of its choosing, in conformity with the brokerage policy set forth in each Fund's Registration Statement.

         The Adviser also agrees to provide each Fund with certain general administrative services and to coordinate matters relating to the operation of each Fund

         Each Fund's Current Management Agreement was originally executed on and last submitted to a stockholder vote on the dates indicated in the following table:

  Lincoln National Fund                          Date Agreement               Date Last Submitted
                                              Originally Executed            to a Stockholder Vote
 ---------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                       September 23, 1993               November 1, 1994

  Bond Fund                                    December 14, 1981                August 17, 1982

  Capital Appreciation Fund                    September 23, 1993               November 1, 1994

  Equity-Income Fund                           September 23, 1993               November 1, 1994

  Growth and Income Fund                       December 14, 1981                August 17, 1982

  Global Asset Allocation Fund                    May 31, 1987                  August 16, 1988

  International Fund                           November 16, 1990                 April 15, 1992

  Managed Fund                                   March 3, 1983                  August 16, 1983
 ---------------------------------------------------------------------------------------------------

  Lincoln National Fund                          Date Agreement               Date Last Submitted
                                              Originally Executed            to a Stockholder Vote
 ---------------------------------------------------------------------------------------------------
  Money Market Fund                            December 14, 1981                August 17, 1982

  Social Awareness Fund                         January 29, 1988               November 17, 1987

  Special Opportunities Fund                   December 14, 1981                August 17, 1982
 ---------------------------------------------------------------------------------------------------

         For services under the Current Management Agreements, the Adviser is entitled to receive a monthly fee from each Fund. The table below shows the annual rate for calculating this fee, as well as the aggregate amount of fees each Fund paid to the Adviser for serving as the Fund's investment adviser for the Funds' last fiscal year ended December 31, 2001.

  Lincoln National Fund                     Annual Rate as a Percent of               Aggregate Fees Paid
                                              Average Daily Net Assets               For Fiscal Year Ended
                                                                                       December 31, 2001
 ----------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund        .75 of 1% of the first $200 million; .70 of 1%       $2,914,057
                                of the next $200 million; .65 of 1% of the
                                excess over $400 million

  Bond Fund                     .48 of 1% of the first $200 million; .40 of 1%       1,920,922
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

  Capital Appreciation Fund     .75 of 1% of the first $500 million; .70 of 1%        9,649,668
                                of the excess over $500 million

  Equity-Income Fund            .75 of 1% of the first $500 million; .70 of 1%        5,969,794
                                of the excess over $500 million

  Growth and Income Fund        .48 of 1% of the first $200 million; .40 of 1%        9,893,475
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

  Global Asset Allocation       .75 of 1% of the first $200 million; .70 of 1%        2,498,600
  Fund                          of the next $200 million; and .68 of 1% of the
                                excess over $400 million

  International Fund            .90 of 1% of the first $200 million; .75 of 1%        2,925,794
                                of the next $200 million; and .60 of 1% in
                                excess over $400 million

  Managed Fund                  .48 of 1% of the first $200 million; .40 of 1%        2,686,898
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

  Money Market Fund             .48 of 1% of the first $200 million; .40 of 1%        1,428,840
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

  Social Awareness Fund         .48 of 1% of the first $200 million; .40 of 1%        4,581,293
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

 ----------------------------------------------------------------------------------------------------------

  Lincoln National Fund                     Annual Rate as a Percent of               Aggregate Fees Paid
                                              Average Daily Net Assets               For Fiscal Year Ended
                                                                                       December 31, 2001
 ----------------------------------------------------------------------------------------------------------
  Special Opportunities Fund    .48 of 1% of the first $200 million; .40 of 1%       2,144,808
                                of the next $200 million; and .30 of 1% in
                                excess over $400 million

 ----------------------------------------------------------------------------------------------------------


How does the proposed New Management Agreement differ from the Current Management Agreements?

         The New Management Agreement and the Current Management Agreements are similar in many respects. In accordance with each of the Agreements, the Adviser is responsible for managing a Fund's portfolio investments and reporting to the Fund's Board of Directors. However, there are noted difference between the two forms of Agreement. These differences include, among others:

         Administration. The administrative services provided under the New Management Agreement and the Current Management Agreement differ. Under the New Management Agreement, with limited exception, "[e]ach Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto . . . ." A Fund could (1) utilize its directors, officers and employees; (2) utilize the facilities and personnel of the Adviser or its affiliates; or (3) enter into agreements with third-parties, either affiliated or non-affiliated, to perform any of these functions. With the second and third alternatives, the Adviser or an affiliate of the Adviser may provide services to the Funds, and the Funds may be charged directly for the services provided by internal personnel. With all of these alternatives, the Funds will be responsible for paying for such services (in addition to the investment advisory fee).

         The noted provisions in the New Management Agreement contrast with the Current Management Agreements. Each Current Management Agreement provides that "[t]he Adviser will administer the Fund's corporate affairs . . . and, in connection therewith, shall furnish the Fund with office space and all necessary office facilities, equipment and personnel, and shall provide all necessary executive and other personnel (including certain of its officers and employees) for managing the investments and affairs of the Fund." Thus, under the Current Management Agreements, the Adviser assumes greater administrative responsibility for the Funds.

         Broker-Dealer Selection. Both the Current Management Agreement and New Management Agreement require the Funds' Adviser to seek best execution in selecting broker-dealers to execute the Funds' portfolio transactions. The Current Management Agreement and New Management Agreement differ regarding the treatment of transactions with affiliated parties of the Adviser. Certain Current Management Agreement provides that the Adviser may not place orders "with any affiliated person of the Adviser." The New Management Agreement does not contain a similar prohibition regarding transactions with affiliated persons, and thus would permit execution of trades with any broker subject to compliance with any applicable law.

         Right to Audit. Certain Current Management Agreements allow "employees or legal representatives" of a Fund to "audit the books and records of the
Adviser which relate to [Funds] transactions . . . ." The New Management
Agreement does not contain a similar explicit provision permitting audits.

         Dispute Resolution. Certain Current Management Agreements provide that prior to proceeding to trial over any dispute, the parties must first deliver notice of the dispute to the opposing party, and within twenty days after delivery of the notice, attempt to meet and resolve the dispute. If the parties do not meet and resolve the dispute or the dispute is not resolve within 120 days, the parties must endeavor to settle the dispute by minitrial under the then current Center For Public Resources Model Minitrial Procedures. The New Management Agreement does not contain a similar requirement.

         Fees and Expenses. While the advisory fee rates the Funds would pay pursuant to the New Management Agreement would be the same advisory fee rates that the Funds currently pay under the Current Management Agreements, the Funds would pay additional fees and expenses under the new arrangement. One reason for this difference is that certain expenses under the New Management Agreement would be reallocated from the Adviser to the Funds.

         Each Current Management Agreement generally provides that, in connection with its administration of the affairs of the Fund, the Adviser will bear (i) the salaries and expenses of all personnel, except the fees and expenses of Independent Directors; and (ii) all expenses incurred by the Adviser in connection with administering the Fund's business other than those assumed by the Fund in the Agreement. In turn, each Fund generally assumes the following expenses under its Current Management Agreement: (a) the fee of the Adviser; (b) the compensation and expenses of Independent Directors; (c) the fees and expenses of the custodian of the Fund's assets and of the transfer and dividend disbursing agent; (d) the fees and expenses of independent accountants for the Fund; (e) brokerage commissions and securities transaction costs incurred by the Fund; (f) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the fees and expenses involved in registering and maintaining registrations of the Fund and its shares with the SEC, and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses; (j) expenses of stockholders' and directors' meetings and of preparing and printing proxy material and mailing reports to stockholders; (k) the charges and expenses of outside legal counsel for the Fund; and (l) expenses of any extraordinary nature which are not incurred in the ordinary course of the Fund's business.

         In contrast, the New Management Agreement provides that, "[e]ach Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees."

         As noted earlier, the Funds, under the New Management Agreement, may enter into other agreements with third-parties, either affiliated or non-affiliated, to perform administrative services. The Boards have approved an Administration Agreement between the Funds and Lincoln Life that would become effective should stockholders approve the New Management Agreement. Pursuant to the Administration Agreement, Lincoln Life would provide various administrative services, including, without limitation, maintaining the books and records of each Fund; providing general accounting monitoring and oversight; preparation of all tax returns and reports; preparation of prospectuses and periodic reports to the stockholders; and assistance from Lincoln Life's internal legal staff. The Funds would be charged a fee under the Administration Agreement in addition to the advisory fee under the New Management Agreement. The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement.

         In addition, with respect to the Subject Funds, upon approval of the New Management Agreement, the Adviser would re-institute certain advisory fee rates that were formerly in place under the Current Management Agreements. As part of the Fee Agreement, a portion of the advisory fees otherwise payable by the Subject Funds under the terms of the Current Management Agreements were waived in the aggregate amount of $1,019,000 annually, allocated among the Subject Funds based upon their relative net asset values, effective from January 1, 2002. The New Management Agreement re-institutes the waived portion of the advisory fees effective as of the date of the New Management Agreement.

         In summary, the aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement. Each Fund's current expenses and pro forma expenses (assuming this Proposal is approved) are set forth in Exhibit B to this Proxy Statement.

         Duration of Agreement. The Current Management Agreements and the New Management Agreement have the same duration and termination provisions. Each Agreement states that it will continue in effect for two years, and thereafter, from year to year so long as either the stockholders of each Fund by the affirmative vote of a majority of the outstanding shares of that Fund, or its Board, including a majority of Independent Directors, approve such continuance annually. Each Agreement may be terminated by a Fund without penalty, either by vote of the Board of Directors or a majority of the outstanding shares of that Fund, on not more than 60 days' written notice. Each Agreement also may be terminated by the Adviser without penalty on 60 days' written notice.

         Standard of Care. Both the Current Management Agreement and the New Management Agreements provide for the same standard of care for the Adviser. Each Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties, the Adviser shall not be subject to liability to a Fund or to any stockholder of a Fund for any act or omission in the course of, or connected with, rendering services under the Agreement.

On what basis did the Funds' Boards approve the New Management Agreement?

         In evaluating the New Management Agreement, the Funds' Boards of Directors considered comprehensive materials. The Boards considered detailed management fee and expense information for each Fund and for peer funds for 2001. They considered the Adviser's management fee for the management of comparable mutual funds in the Delaware Investments family of mutual funds. The Boards also evaluated the profitability to the Adviser and its affiliates that results from their association with the Funds.

         The Boards believe that the additional fees and expenses are necessary to address the increasing expenses of operating a mutual fund. Certain expenses either did not exist or were very minimal at the time of the inception of the Funds, such as pricing services. Also, the regulatory burden has increased for mutual funds with a resulting increase in legal and compliance costs. Further, the expenses associated with recruiting and retaining qualified investment and service professionals in this increasingly competitive industry have grown.

         The Boards believe that the proposed increase in operating expenses is fair and reasonable and will not result in inappropriate levels of profitability for the Adviser and its affiliates. Further, the additional resources may enhance both investment services and administration services to the Funds. Quality, long-term service and qualified investment and service professionals may help to achieve solid investment performance.

         In addition, the Directors evaluated a wide range of information of the type they regularly consider when determining to continue a Fund's advisory agreement as in effect from year to year. The Directors evaluated information about, among other things:

         . The Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

         .  The terms of the New Management Agreement;

         . The scope and quality of the services that the Adviser has been providing to each Fund;

         . The investment performance of each Fund and of similar funds managed by other advisers over various periods;

         . The advisory fee rates payable to the Adviser by each Fund and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers;

         . The total expense ratio of each Fund and of similar funds managed by other advisers;

         . Compensation payable by each Fund to affiliates of the Adviser for other services;

         .  The profitability to the Adviser and its affiliates; and

         . The Adviser's use of each Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other Adviser clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

         After carefully considering the information described above, the Directors, including the Independent Directors, unanimously voted to approve the New Management Agreement and to recommend that each Fund's stockholders vote to approve the New Management Agreement.

What vote is required to approve the New Management Agreement?

         Proposal No. 4 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Each Fund votes separately, and Contract Owners are being asked to approve the New Management Agreement for their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

                           Proposal No. 5 -- All Funds

         To Approve the Amendment or Elimination of Certain Fundamental Investment Restrictions to Modernize The Funds' Investment Restrictions

Why are the Funds proposing to make changes in certain fundamental investment restrictions?

         Each Fund is subject to investment restrictions which establish percentage and other limits that govern that Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes to those restrictions require stockholder approval. Funds, in their discretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Boards of Directors without stockholder approval. Any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Boards and reflected in the Fund's prospectus or other offering documents.

         Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Lincoln National Funds, investment restrictions relating to the same activities were expressed in a variety of different ways. Some Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"). As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

         The Directors, together with the Funds' management, the Adviser, and the Funds' sub-advisers, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that seven new standardized fundamental investment restrictions should be adopted for the appropriate Funds. The Boards believe that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions. In light of these factors, among others, the Boards found that each Fund would benefit from the proposed fundamental investment policy changes, and therefore approved the changes subject to stockholder approval.

         The fundamental investment restrictions are generally found in each Fund's Statement of Additional Information ("SAI"). Accordingly, if stockholders approve the proposed fundamental investment restrictions for each Fund, then each Fund's SAI will be updated to reflect the standardized investment restrictions.

         The seven new proposed fundamental investment restrictions are described below. Exhibit D contains a list of the current fundamental investment restrictions for each Fund which are proposed to be amended. That Exhibit includes the current restrictions relating to the activities which are the subject of the new proposed restrictions, and stockholders and Contract Owners are encouraged to compare the current and proposed restrictions.

What are the risks of making the changes to the Funds' fundamental investment restrictions?

         The proposed changes will not affect the Funds' investment objectives. Although the proposed changes will provide the Funds with greater flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds. The Boards also do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed.

Which fundamental investment restrictions are proposed to be amended?

         Each of the investment restrictions proposed to be amended, as well as the reason for each proposal, is outlined below.

5.A. RESTRICTIONS TO BE AMENDED

(1)      PROPOSAL--CONCENTRATION OF INVESTMENTS IN SAME INDUSTRY (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

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

         Under the 1940 Act, the Funds' policies regarding the concentration of investments in securities of companies in the same industry must be fundamental. A Fund concentrates its investments, under current regulations, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. Government securities and tax-exempt securities) in a particular industry or group of industries.

         The proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for the Funds to respond to changes in the SEC's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a stockholder vote.

         Adoption of the proposed fundamental investment restriction will not materially affect the way the Funds are currently managed or operated.

(2)      PROPOSAL--BORROWING MONEY AND ISSUING SENIOR SECURITIES (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

         The limitations on borrowing and issuing senior securities are generally designed to protect stockholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund that take precedence over the rights of stockholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a Fund fails to adhere to the restrictions applicable to borrowing, the Fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a Fund's investment restrictions relating to borrowing and senior securities must be fundamental.

         Borrowing. Under the 1940 Act, a mutual fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and also to borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

         The Funds' current restrictions on borrowing limit the amount each Fund may borrow to 5% of its assets (except that the borrowing restriction is 10% for the Lincoln National Global Asset Allocation Fund, 25% for the Lincoln National Equity-Income Fund, and 33 1/3% for the Lincoln National Aggressive Growth Fund, and except for the Lincoln National Capital Appreciation Fund, which does not have a fundamental restriction regarding borrowing). For each of the Funds, borrowing is permitted only as a temporary or emergency measure. Since the Funds' investment restriction is more restrictive than current law, the proposed change would give the Funds' investment adviser maximum flexibility in managing each Fund's assets.

         Senior Securities. SEC staff interpretations under the 1940 Act allow mutual funds such as the Funds to engage in several types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements, which are designed to protect stockholders. Some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions to meet the SEC staff's collateralization requirements.

         Consistent with SEC staff positions, the senior security restrictions for the Funds specifically permit the Funds to engage in certain transactions that raise senior security concerns, but express the authority in various ways. Stockholders of each Fund are being asked to approve a new standardized fundamental investment restriction that covers senior securities and which is designed to reflect all current regulatory requirements.

         In the event that this Proposal is approved, the Funds would have greater borrowing authority than they currently have (except for the Lincoln National Aggressive Growth Fund, which currently provides for the maximum borrowing allowed under the 1940 Act, and the Lincoln National Capital Appreciation Fund, which does not have a fundamental restriction that limits borrowing) and the authority to enter into Leveraging-Type Transactions. As a result, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

         The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for the Funds to respond to legal, regulatory or market developments. Adoption of the new restriction, however, will not materially affect the way such Funds are currently managed or operated.

(3)      PROPOSAL--UNDERWRITING (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a Fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

         From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales. The Boards, consistent with SEC staff interpretations, believe that the Funds legally would not be regulated as underwriters in these circumstances.

         The proposed investment restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization and modernization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.

(4)      PROPOSAL--INVESTMENTS IN REAL ESTATE (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         Under the 1940 Act, a Fund's policy or restrictions regarding investment in real estate must be fundamental. The Funds currently have a fundamental investment restriction prohibiting the purchase or sale of real estate. Most Funds' restrictions permit investments in companies that deal in real estate, or to invest in securities that are secured by real estate.

         The proposed amendment grants the Funds maximum flexibility in light of current regulatory requirements. Although the Funds are required to have a fundamental policy with respect to investments in real estate, the Funds' current restrictions are more restrictive than current legal requirements.

         The proposed amendment enables the Funds to invest in a wide-range of real estate-related investments, many in which the Funds may already invest under the current restriction, including investments in companies which invest in real estate, securities which represent interests in a real estate and securities secured by real estate. In addition, each Fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the Fund during times where an issuer of debt securities is otherwise unable to meet its obligations. The enhanced flexibility could assist the Funds in achieving their investment objectives.

         To the extent the Funds hold real estate-related securities, they will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce their rights in the event of a default of these securities, the Funds may be required to participate in various legal proceedings or take possession of and manage real estate assets securing the issuer's obligations on the securities. This could increase the Funds' operating expenses and adversely affect the Funds' net asset value.

         The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Adoption of the proposed restriction will not materially affect the way the Funds are managed or operated.

(5)      PROPOSAL--INVESTMENT IN COMMODITIES OR COMMODITY ISSUES
(All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

         The Funds are currently subject to fundamental investment restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index, and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The current restriction prohibits, among other things, the Funds from investing in commodities or commodity contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would clarify that each Fund could purchase and sell options, futures contracts and options on futures contracts, and financial forward contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

         To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

         The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and this is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the Adviser determines that such investments are advisable and such practices are authorized by the Boards. Adoption of the restriction will not materially affect the way the Funds are currently managed or operated.

(6)      PROPOSAL--LENDING (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Funds are currently subject to a fundamental investment restriction limiting their ability to make loans, which is similar to the proposed fundamental investment restriction. The proposed restriction would, to a large extent, standardize and clarify the language of the restriction among the various Funds.

         The proposal would ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans. Permitting the Funds to lend assets to broker-dealers or institutional investors would include securities lending practices, which is common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

         The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. To help protect against this risk, the SEC only permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The proposal would allow each Fund to take full advantage of this policy.

         The Boards believe that the adoption of the proposed fundamental investment restriction will not affect the way the Funds are currently managed or operated.

(7)      PROPOSAL--DIVERSIFICATION (All Funds)

         If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

         With respect to 75% of its total assets, invest in a security if, as a result of such investment (at the time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

         The proposed fundamental investment restriction concerning portfolio diversification would standardize the language of this restriction among the various Funds. It is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

         Each of the Funds is a "diversified" mutual fund as defined in the 1940 Act, except for the Special Opportunities Fund, which is technically a "non-diversified" fund. While the Special Opportunities Fund is technically a non-diversified fund, the SEC staff has stated that a mutual fund that registers as a non-diversified fund, but operates as a diversified fund for more than three years is a de facto diversified fund and is required to obtain shareholder approval to operate again as a non-diversified fund. The Special Opportunities Fund has operated as a diversified fund for more than three years; therefore, according the SEC staff, the Fund should be viewed as a diversified fund. If this Proposal is approved, the Fund would become registered as a diversified fund in line with its operations during at least the past three years.

         In addition to complying with the noted diversification requirements, the Money Market Fund will continue to comply with the more restrictive diversification requirements under the 1940 Act that apply to all money market funds.

What vote is required to approve the reclassification of the investment restrictions?

         Each of the Sub-Proposals require the affirmative vote of a "majority of the outstanding voting securities" of a Fund. Each Fund votes separately, and Contract Owners are being asked to approve the proposed standardized investment restrictions of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE each Sub-Proposal 5.A.(1) through 5.A.(7).

5.B.     FUNDAMENTAL RESTRICTIONS TO BE ELIMINATED

Why are the Funds proposing to eliminate certain investment restrictions?

         The Funds are subject to certain investment restrictions which govern the Funds' investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a stockholder vote. In addition to the 1940 Act requirements, an investment company may designate additional restrictions, which may be changed by the Boards of Directors without stockholder approval.

         Certain legal and regulatory requirements applicable to mutual funds has changed since the Funds' inception. For example, certain restrictions imposed by state laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to mutual funds. The Funds currently are subject to fundamental investment restrictions that are either more restrictive than required under current law, or are no longer required to be classified as fundamental. Accordingly, the Directors recommend that the Funds' stockholders approve changes which will eliminate these fundamental restrictions. The Directors believe that the proposed changes will provide the Funds with flexibility to respond to future legal, regulatory, market and technical changes. The Directors believe that eliminating the relevant fundamental investment restrictions will permit the Funds to minimize the costs and delays associated with holding future stockholder meetings to revise policies that become outdated or inappropriate.

         The seven fundamental investment restrictions which are proposed to be eliminated are described below. Exhibit E contains a list of the current fundamental investment restrictions which are proposed to be eliminated for each Fund.

What are the risks of eliminating these investment restrictions from the Funds' fundamental policies?

         The proposed changes will not affect any Fund's investment objectives. Although the proposed changes will provide each Fund with greater flexibility to respond to future investment opportunities, its Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with the Fund's investments. The Boards also do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed.

What fundamental investment restrictions are proposed to be eliminated?

         Each of the investment restrictions proposed to be eliminated, as well as the reason for each proposal, is outlined below.

(1) PROPOSAL--INVESTMENTS IN OTHER INVESTMENT COMPANIES (Aggressive Growth, Bond, Capital Appreciation, Global Asset Allocation, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, each Fund would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act, which are currently similar to the limitations imposed by the existing restriction. To the extent that the Funds do invest in the shares of other investment companies, they will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds.

(2) PROPOSAL--SELLING SECURITIES SHORT (Aggressive Growth, Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Boards propose that it be eliminated from the Funds' fundamental investment restrictions.

         The Funds would remain subject to applicable provisions of the 1940 Act relating to short-sale transactions. Short-sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender. Generally, consistent with the 1940 Act, the Funds would be permitted only to engage in short-sale transactions "against the box," in which case a Fund owns or has the right to obtain securities identical to those sold short.

(3) PROPOSAL--MARGIN TRANSACTIONS (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Funds originally adopted this restriction to comply with certain state securities law requirements. However, the restriction is no longer required to be a fundamental policy. The Funds' potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the SEC staff that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. The Funds' ability to engage in margin transactions is also limited by its investment policies, which generally permit the Funds to borrow money in limited circumstances.

(4) PROPOSAL--PLEDGING FUND ASSETS (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         Certain state securities laws impose limitations on the Funds' ability to pledge their assets, but these limitations are less restrictive than the Funds' current restrictions and are not required to be contained in a fundamental policy. For these reasons, the Boards of the Funds believe that the Funds' current restriction is unnecessarily restrictive and should be eliminated.

         This proposal would enable the Funds to pledge up to one-third of their total assets in connection with Fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

         The enhanced flexibility could assist the Funds in achieving their investment objectives. Further, the Funds' current limits on pledging may conflict with the Funds' abilities to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current restriction, however, could be read to prevent these types of collateral arrangements, and could therefore have the effect of reducing the amount that the Funds may borrow in these situations.

         Pledging assets does entail certain risks. To the extent that the Funds pledge their assets, the Funds may have less flexibility in liquidating their assets. If a large portion of the Funds' assets were involved, the Funds' ability to meet redemption requests or other obligations could be delayed.

(5) PROPOSAL--ILLIQUID AND RESTRICTED SECURITIES (Aggressive Growth, Bond, Capital Appreciation, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         Each Fund has a fundamental investment restriction that limits its ability to invest in illiquid securities and to purchase restricted securities (except the Equity-Income Fund, which has no fundamental restriction regarding illiquid or restricted securities). Illiquid securities are securities that may not be readily sold within seven days at the price at which they are being accounted. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is difficult or requires more than seven days. The Boards recommend that both of these fundamental investment restrictions be eliminated. These restrictions originated under certain state securities laws and are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

         Illiquid Securities. Under the current restrictions, each Fund (except the Equity-Income Fund) is prevented from investing more than 10% of its assets in securities that are illiquid. Under the 1940 Act, a mutual fund is required to maintain a high degree of liquidity in its portfolio to ensure that the fund is able to meet stockholder requests for redemptions. Current regulatory interpretations of the requirement provide that a mutual fund may not invest more than 15% of its assets (10% in the case of a money market mutual fund, such as the Money Market Fund) in "illiquid securities." However, the Funds are unable to take advantage of this SEC position because their existing policies relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation (except for the Money Market Fund, which has a 10% limitation, as required by current regulations). Eliminating this as a fundamental policy would enable each Fund to both take advantage of the current SEC position and to respond to future SEC changes in this area without the delay and expense of a stockholder vote, thereby providing each Fund with additional investment flexibility. Although each Fund's policy relating to illiquid securities would no longer be fundamental, each fund would continue to be subject to the SEC rules and regulations in this area.

         Restricted Securities. The Funds have adopted restrictions on the purchase of restricted securities. Current SEC rules have substantially increased the types of restricted securities that may be considered liquid. The most common form of liquid restricted securities are "Rule 144A securities." Elimination of this restriction would provide the Funds with greater flexibility to invest in restricted securities.

         Elimination of these restrictions should not have an impact on the day-to-day management of any Fund as each Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.

(6) PROPOSAL--PURCHASE OF PUT AND CALL OPTIONS (Bond, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         The 1940 Act does not require the Funds to have a fundamental policy on options and futures contracts. Certain state securities laws impose limitations on the Funds' ability to engage in options transactions and puts, calls, straddles and spreads, but these limitations are less restrictive than the Funds' current restriction, and are not required to be contained in a fundamental policy. For these reasons, the Boards believe that the Funds' current restriction is unnecessarily restrictive and should be eliminated.

         This proposal is intended to ensure that the Funds will have adequate flexibility to enter into hedging and other transactions utilizing financial futures contracts and put and call options when doing so is permitted by the Funds' other investment policies. The Boards believe that the use of these instruments is best regulated by means other than fundamental investment restrictions. Eliminating this investment restriction will allow the Funds to respond to developments in the securities markets without the expense of holding a stockholder meeting. The Boards do not expect this change to have any material impact on the Funds' current operations.

(7) PROPOSAL--INVESTMENTS IN COMPANIES FOR THE PURPOSE OF ACQUIRING CONTROL (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)

         The restrictions on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registering a fund's securities. As a result of NSMIA, this restriction is no longer required and the Boards propose that it be eliminated from the Funds' investment restrictions. Eliminating this restriction would make it clear that the Funds could freely exercise their rights as a stockholder of the various companies in which they invest. These rights may include the right to actively oppose or support management of such companies.

         The Boards believe that this ability will allow the Funds maximum flexibility to protect the value of their investments through influencing management of companies in which they invest. The Boards believe that the Funds should be allowed to freely communicate their views as a stockholder on matters of policy to management, the board of directors, and other stockholders when a policy may affect the value of a Fund's investment. Activities in which the Funds may engage might include the Funds, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company. Although the Boards believe that the Funds may currently engage in many if not all of these activities without necessarily violating this restriction, they believe that eliminating the restriction will eliminate any potential obstacle to the Funds in protecting their interests as a stockholder. The Funds would remain subject to applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control.

What vote is required to approve the elimination of the investment restrictions?

         Each of the Sub-Proposals require the affirmative vote of a "majority of the outstanding voting securities" of a Fund. Each Fund votes separately, and Contract Owners are being asked to approve the proposed elimination of the noted investment restrictions of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE each Sub-Proposal 5.B.(1) through 5.B.(7).


                               General Information

Who are the Funds' executive officers?

         The table below provides certain information regarding the executive officers of the Fund (other than the nominees for election as Director). Each executive officer other than Frederick J. Crawford and William P. Flory, Jr. have been officers of the Fund for at least the last five years.

Executive Officers of the Funds *

                                             Term of
                                            Office and                                   Number of
                             Position(s)    Length of     Principal Occupation(s)   Portfolios in Fund         Other
 Name, Address and Date of    Held with    Time Served     During the Past Five      Complex Overseen      Directorships
           Birth              the Funds         **                 Years                by Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER            Chairman,      Chairman       Vice President, The             12                Lincoln
1300 S. Clinton Street        President       since        Lincoln National Life                             Retirement
Fort Wayne, IN 46802         and Director     August      Insurance Company. Vice                        Services Company,
DOB: 07/25/52                                 1995;         President, Lincoln                                  LLC
                                            President       Retirement Services
                                               and         Company, LLC; Second
                                             Director     Vice President, Lincoln
                                              since       Life & Annuity Company
                                             November          of New York
                                               1994

FREDERICK J. CRAWFORD            Vice          Vice         Vice President and              N/A           Lincoln National
Centre Square, West Tower,    President     President       Treasurer, Lincoln                              Reinsurance
1500 Market Street, Suite        and           and         National Corporation;                              Company
3900                          Treasurer     Treasurer     formerly President and                         (Barbados) Limited
Philadelphia, PA 19102                        since       Market Manager, Greater
DOB: 08/03/63                              January 2001   Cincinnati Region, Bank
                                                                 One, N.A.

CYNTHIA A. ROSE               Secretary     Secretary     Secretary and Assistant           N/A                 N/A
1300 S. Clinton Street                        since         Vice President, The
Fort Wayne, IN 46802                         February      Lincoln National Life
DOB: 04/24/54                                  1995         Insurance Company;
                                                            formerly Assistant
                                                            Secretary, Lincoln
                                                           National Corporation

WILLIAM P. FLORY, JR.         Assistant        Chief          Assistant Vice                N/A                 N/A
1300 S. Clinton Street           Vice        Accounting   President, The Lincoln
Fort Wayne, IN 46802          President    Officer since  National Life Insurance
DOB: 09/02/61                 and Chief       May 2002    Company; formerly Vice
                              Accounting                    President, MetLife
                               Officer                      Investors; formerly
                                                              Assistant Vice
                                                            President, MetLife
                                                            Investors; formerly
                                                            Accounting Manager,
                                                             Transamerica Life
                                                                 Companies

                                             Term of
                                            Office and                                   Number of
                             Position(s)    Length of     Principal Occupation(s)   Portfolios in Fund         Other
 Name, Address and Date of    Held with    Time Served     During the Past Five      Complex Overseen      Directorships
           Birth              the Funds         **                 Years                by Director       Held by Director
----------------------------------------------------------------------------------------------------------------------------
STEVEN M. KLUEVER            Second Vice   Second Vice    Second Vice President,            N/A                 N/A
1300 S. Clinton Street        President     President      The Lincoln National
Fort Wayne, IN 46802                          since       Life Insurance Company;
DOB: 08/04/62                                 August      Second Vice President,
                                              1999;       Lincoln Life & Annuity
                                            Assistant       Company of New York
                                               Vice
                                            President
                                              since
                                           August 1997
----------------------------------------------------------------------------------------------------------------------------

* All of the executive officers of the Funds are "interested persons" of the Funds, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Funds.

** Date of which individuals became officers of the Funds.

What is the share ownership of each Fund?

         As of September 20, 2002, the Funds had outstanding the following number of shares entitling the applicable Account Contract Owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Funds' special meeting.

                                                            Total Number
                                           Total Number      of Shares      Total Number     Total Number
                                             of Shares        Entitled        of Shares        of Shares     Total Number of
                                             Entitled       to be Voted    Entitled to be   Entitled to be   Shares Entitled
                                          to be Voted by     by Lincoln         Voted            Voted         to be Voted
                                           Lincoln Life       Life for     by Lincoln New   by Lincoln New   by Lincoln Life
                           Total Number    for Accounts     Accounts D,         York             York         (Unregistered
                            of Shares     C, L, N, Q and     G, K, M, R    for Accounts L    for Accounts    Accounts 33 and
Lincoln National Fund      Outstanding           W             and S            and N         M, R and S           53)
------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund

Capital Appreciation
Fund

Equity-Income Fund

Bond Fund

Growth and Income Fund

Global Asset Allocation
Fund

                                                            Total Number
                                           Total Number      of Shares      Total Number     Total Number
                                             of Shares        Entitled        of Shares        of Shares     Total Number of
                                             Entitled       to be Voted    Entitled to be   Entitled to be   Shares Entitled
                                          to be Voted by     by Lincoln         Voted            Voted         to be Voted
                                           Lincoln Life       Life for     by Lincoln New   by Lincoln New   by Lincoln Life
                           Total Number    for Accounts     Accounts D,         York             York         (Unregistered
                            of Shares     C, L, N, Q and     G, K, M, R    for Accounts L    for Accounts    Accounts 33 and
Lincoln National Fund      Outstanding           W             and S            and N         M, R and S           53)
------------------------------------------------------------------------------------------------------------------------------
International Fund

Managed Fund

Money Market Fund

Social Awareness Fund

Special Opportunities
Fund

------------------------------------------------------------------------------------------------------------------------------


         Lincoln Life and Lincoln New York are the stockholders of each Fund. No other person beneficially owns more than 5% of a Fund's outstanding shares, and no director or executive officer of a Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.

Information About the Independent Public Accountants

         Each Fund's audit committee has selected Ernst & Young LLP, as the independent accountants for the Fund for its current fiscal year. There will not be a representative of Ernst & Young at the meeting.

Other Business

         To the knowledge of the Funds' Boards of Directors, there is no other business to be brought before the special joint meeting of the stockholders of the Funds. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life and Lincoln New York to vote each Fund's shares in accordance with the judgment of the Fund's Board on such matters.

Contract Owner Proposals

         In accordance with applicable laws and the Bylaws of the Funds, the Funds dispensed with the annual meetings of the stockholders for 2002. Under authority granted the Directors by the Bylaws of the Funds, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of each Fund. Proposals must be received a reasonable time before the Funds begin to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

                         By Order of the Funds' Boards of Directors



                         Cynthia A. Rose
                         Secretary

                                    Exhibit A

                         Form of Plan of Reorganization

         THIS PLAN OF REORGANIZATION dated as of __________ __, 2002, is by and between Lincoln VIP Trust (the "Acquiring Trust") on behalf of its series (each an "Acquiring Fund") and the Lincoln National Aggressive Growth Fund, Inc., the Lincoln National Bond Fund, Inc., the Lincoln National Capital Appreciation Fund, Inc., the Lincoln National Equity-Income Fund, Inc., the Lincoln National Global Asset Allocation Fund, Inc., the Lincoln National Growth and Income Fund, Inc., the Lincoln National International Fund, Inc., the Lincoln National Managed Fund, Inc., the Lincoln National Money Market Fund, Inc., the Lincoln National Social Awareness Fund, Inc., and the Lincoln National Special Opportunities Funds, Inc. (each an "Acquired Fund").

         The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware, having been formed on ____________, owning no interest in land in Delaware, and having an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eleven series.

         Each Acquired Fund is a corporation organized and existing under the laws of the State of Maryland. Each Acquired Fund has been incorporated on the date, and has the authorized number of shares with a par value, as specified in the following chart. Each Acquired Fund owns no interest in land in Maryland. Each Acquired Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Acquired Fund is comprised of a single portfolio.

              Acquired Fund
         (a Maryland corporation)           Incorporation Date    Authorized Shares     Par Value
-----------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund,
Inc.                                           July 9, 1993          50,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Bond Fund, Inc.               June 10, 1981         50,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation
Fund, Inc.                                     July 9, 1993         100,000,000           $0.01
------------------------------------------------------------------------------------------------------
Lincoln National Equity-Income Fund, Inc.      July 9, 1993         100,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Global Asset Allocation
Fund, Inc.                                    March 26, 1987         50,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Growth and Income Fund,
Inc.                                           June 11, 1981        150,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National International Fund, Inc.    October 22, 1987       100,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Managed Fund, Inc.          February 17, 1983      100,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund, Inc.       June 10, 1981         50,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Social Awareness Fund,
Inc.                                         January 17, 1986       100,000,000           $0.01
-----------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities       September 18, 1981      50,000,000           $0.01
Funds, Inc.

         Each Acquiring Fund, a series of the Acquiring Trust, is a "shell" that has been organized to hold the assets of a corresponding Acquired Fund. Each Acquiring Fund has had no assets and has carried on no business activities prior to the consummation of this transaction. Each Acquired Fund and the corresponding Acquiring Fund have the same investment objectives and policies. The following chart shows each Acquiring Fund and its corresponding Acquired Fund.

                   Acquiring Fund,
           a series of the Acquiring Trust                        Corresponding Acquired Fund
             (a Delaware business trust)                            (a Maryland corporation)
-----------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                Lincoln National Aggressive Growth Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Bond Fund                                             Lincoln National Bond Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                             Lincoln National Capital Appreciation Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Equity-Income Fund                                    Lincoln National Equity-Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Global Asset Allocation Fund                          Lincoln National Global Asset Allocation Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Growth and Income Fund                                Lincoln National Growth and Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------
International Fund                                    Lincoln National International Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Managed Fund                                          Lincoln National Managed Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Money Market Fund                                     Lincoln National Money Market Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Social Awareness Fund                                 Lincoln National Social Awareness Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Special Opportunities Funds                           Lincoln National Special Opportunities Funds, Inc.

         Delaware Management Company (the "Adviser") is the investment adviser to both the Acquired Funds and the Acquiring Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

         The members of the Board of Trustees of the Acquiring Trust and the members of the Board of Directors of each Acquired Fund are the same persons (collectively, the "Board"). The Board has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, the Acquired Funds and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

         The Acquiring Trust, the Acquiring Funds, and the Acquired Funds intend that the transactions contemplated herein each qualify as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE I

                               The Effective Time

         The Effective Time of the Reorganization ("Effective Time") shall be at 4:01 p.m. Eastern Standard Time on April 30, 2003, or such other time as shall be specified by the Board or the appropriate officers of the Acquiring Trust pursuant to authority granted by the Board.

         In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                               The Reorganization

         At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time. At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares"). In addition, the appropriate officers of the Acquiring Trust shall amend the Acquiring Trust's Declaration of Trust to reflect the reclassification of Acquired Fund Shares as Acquiring Fund Shares.

                                   ARTICLE II

                               Transfer of Assets

         Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

                                Exchange of Stock

         At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class as set forth below. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares. The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund's and Acquiring Trust's, respectively, current Form N-lA registration statement and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

         Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

                                   ARTICLE III

                Other Conditions Precedent to the Reorganization

         To the extent required by the Acquired Fund's Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund's Bylaws.

         Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

         Prior to the Effective Time, the Acquiring Trust and the Acquired Funds will receive an opinion of tax counsel substantially to the effect that:

     1. The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(F) of the Code;
     2. No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;
     3. The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;
     4. The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;
     5. No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;
     6. No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;
     7. The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and
     8. The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that, at the time of the exchange, the Acquired Fund Shares were held as capital assets.

                                   ARTICLE IV

                                  Miscellaneous

         At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Acquiring Trust or any Acquired Fund acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

         The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

                                    Exhibit B

                         Pro Forma Financial Information

              Current and Pro Forma Annual Fund Operating Expenses+

                                                         Aggressive Growth Fund                              Bond Fund
                                                      Pro         Pro          Pro                   Pro         Pro       Pro
                                          Current*    Forma**     Forma***     Forma****  Current*   Forma**     Forma***  Forma****

====================================================================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management
     Fees ..............................   0.72%       0.72%        0.72%        0.72%    0.42%       0.42%         0.40%     0.42%
     Distribution and/or
     Service (12b-1)
     Fees ..............................    none        none         none         none     none        none          none      none
     Other
     Expenses ..........................   0.09%       0.11%        0.09%        0.11%    0.11%       0.13%         0.11%     0.13%
Total Annual Fund
Operating Expenses .....................   0.81%       0.83%        0.81%        0.83%    0.53%       0.55%         0.51%     0.55%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Capital Appreciation Fund                         Equity-Income Fund
                                                      Pro         Pro          Pro                   Pro         Pro       Pro
                                          Current*    Forma**     Forma***     Forma****  Current*   Forma**     Forma***  Forma****

====================================================================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management
     Fees ..............................   0.72%       0.72%        0.72%        0.72%    0.73%       0.73%         0.73%      0.73%
     Distribution and/or
     Service (12b-1)
     Fees ..............................    none        none         none         none     none        none          none       none
     Other
     Expenses ..........................   0.06%       0.06%        0.06%        0.06%    0.07%       0.08%         0.07%      0.08%
Total Annual Fund
Operating Expenses .....................   0.78%       0.78%        0.78%        0.78%    0.80%       0.81%         0.80%      0.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Growth and Income Fund                     Global Asset Allocation Fund
                                                    Pro         Pro          Pro                   Pro         Pro         Pro
                                          Current*  Forma**     Forma***     Forma****  Current*   Forma**     Forma***    Forma****

====================================================================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management
     Fees ..............................   0.32%     0.32%        0.31%        0.32%    0.73%       0.73%         0.73%        0.73%
     Distribution and/or
     Service (12b-1)
     Fees ..............................    none      none         none         none     none        none          none         none
     Other
     Expenses ..........................   0.04%     0.04%        0.04%        0.04%    0.23%       0.26%         0.23%        0.26%
Total Annual Fund
Operating Expenses .....................   0.36%     0.36%        0.35%        0.36%    0.96%       0.99%         0.96%        0.99%
------------------------------------------------------------------------------------------------------------------------------------

                                                         International Fund                               Managed Fund
                                                    Pro         Pro          Pro                   Pro         Pro         Pro
                                          Current*  Forma**     Forma***     Forma****  Current*   Forma**     Forma***    Forma****

====================================================================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management                            0.84%     0.84%        0.84%        0.84%
     Fees ..............................                                                0.38%       0.38%         0.36%        0.38%
     Distribution and/or
     Service (12b-1)
     Fees ..............................   none      none         none         none     none        none          none         none
     Other
     Expenses ..........................   0.15%     0.17%        0.15%        0.17%    0.09%       0.10%         0.09%        0.10%
Total Annual Fund
Operating Expenses .....................   0.99%     1.01%        0.99%        1.01%    0.47%       0.48%         0.45%        0.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                          Money Market Fund                           Social Awareness Fund
                                                    Pro         Pro          Pro                   Pro         Pro         Pro
                                          Current*  Forma**     Forma***     Forma****  Current*   Forma**     Forma***    Forma****

====================================================================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management
     Fees ..............................   0.45%     0.45%        0.43%        0.45%    0.34%       0.34%         0.32%        0.34%
     Distribution and/or
     Service (12b-1)
     Fees ..............................   none      none         none         none     none        none          none         none
     Other
     Expenses ..........................   0.09%     0.11%        0.09%        0.11%    0.06%       0.06%         0.06%        0.06%
Total Annual Fund
Operating Expenses .....................   0.54%     0.56%        0.52%        0.56%    0.40%       0.40%         0.38%        0.40%
------------------------------------------------------------------------------------------------------------------------------------

                                                   Special Opportunities Fund
                                                       Pro         Pro           Pro
                                          Current*     Forma**     Forma***      Forma****
========================================================================================
Annual Fund Operating
Expenses:
(as a percentage of average net assets)
     Management
     Fees ..............................    0.41%       0.41%        0.40%        0.41%
     Distribution and/or
     Service (12b-1)
     Fees ..............................    none        none         none         none
     Other
     Expenses ..........................    0.07%       0.08%        0.07%        0.08%
Total Annual Fund
Operating Expenses .....................    0.48%       0.49%        0.47%        0.49%
----------------------------------------------------------------------------------------

     + The Annual Fund Operating Expenses shown (both current and pro forma) do not reflect separate account expenses, including sales loads, that you may pay.

     * Annual Fund Operating Expenses for the fiscal year ending December 31, 2001.

     ** Annual Fund Operating Expenses assuming the approval of both proposal 2
           (reorganization into Delaware business trust) and proposal 4
            (approval of new investment management agreement)


     *** Annual Fund Operating Expenses assuming the approval of only proposal 2
           (reorganization into Delaware business trust)

     **** Annual Fund Operating Expenses assuming the approval of only proposal
           4 (approval of new investment management agreement)

                                    Exhibit C

                         Investment Management Agreement

     THIS AGREEMENT, made by and between each of the Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (each individually, a "Fund" and, collectively, the "Funds"), each of which is a Maryland corporation, and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, each of the Funds has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. Each Fund hereby employs the Investment Manager to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund's objectives and policies. The Investment Manager shall furnish the Board of Directors of each Fund with such information and reports regarding each Fund's investments as the Investment Manager deems appropriate or as the Board of Directors of each Fund may reasonably request.

     2. Each Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, each Fund may utilize its directors, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, each Fund, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

        (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of each Fund, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund's assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Directors of the Fund, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's Board of Directors and shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

     8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such investment companies.

     9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.


            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 1/st/ day of January, 2003.


                                   DELAWARE MANAGEMENT COMPANY, a Series
                                    of Delaware Management Business Trust


                                   By: ____________________________________
                                   Name:
                                   Title:


                                   LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. LINCOLN NATIONAL BOND FUND, INC.
                                   LINCOLN NATIONAL CAPITAL APPRECIATION FUND,
                                    INC.
                                   LINCOLN NATIONAL EQUITY-INCOME FUND, INC.
                                   LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. LINCOLN NATIONAL GLOBAL ASSET ALLOCATION
                                    FUND, INC.
                                   LINCOLN NATIONAL INTERNATIONAL FUND, INC.
                                   LINCOLN NATIONAL MANAGED FUND, INC.
                                   LINCOLN NATIONAL MONEY MARKET FUND, INC.
                                   LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.
                                   LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND,
                                    INC.


                                   By: ____________________________________
                                   Name:
                                   Title:

                                    Exhibit A

     THIS EXHIBIT to the Investment Management Agreement between each of the Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond, Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (individually, "Fund"), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager") (the "Agreement"), lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund:

                                             Management Fee Schedule
        Fund Name                 (as a percentage of average daily net assets)       Effective Date
                                                  Annual Rate
---------------------------------------------------------------------------------------------------------
 Lincoln National Aggressive   .75 of 1% of the first $200 million;
 Growth Fund, Inc.             .70 of 1% of the next $200 million; and               January 1, 2003
                               .65 of 1% of the excess over $400 million

 Lincoln National Bond Fund,   .48 of 1% of the first $200 million;
 Inc.                          .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million

 Lincoln National Capital      .75 of 1% of the first $500 million; and
 Appreciation Fund, Inc.       .70 of 1% of the excess over $500 million             January 1, 2003

 Lincoln National              .75 of 1% of the first $500 million; and
 Equity-Income Fund, Inc.      .70 of 1% of the excess over $500 million             January 1, 2003

 Lincoln National Growth and   .48 of 1% of the first $200 million;
 Income Fund, Inc.             .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million

 Lincoln National Global       .75 of 1% of the first $200 million;
 Asset Allocation Fund, Inc.   .70 of 1% of the next $200 million; and               January 1, 2003
                               .68 of 1% of the excess over $400 million

 Lincoln National              .90 of 1% of the first $200 million;
 International Fund, Inc.      .75 of 1% of the next $200 million; and               January 1, 2003
                               .60 of 1% of the excess over $400 million

 Lincoln National Managed      48 of 1% of the first $200 million;
 Fund, Inc.                    .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million
---------------------------------------------------------------------------------------------------------

                                             Management Fee Schedule
        Fund Name                 (as a percentage of average daily net assets)       Effective Date
                                                  Annual Rate
---------------------------------------------------------------------------------------------------------
 Lincoln National Money        .48 of 1% of the first $200 million;
 Market Fund, Inc.             .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million

 Lincoln National Social       .48 of 1% of the first $200 million;
 Awareness Fund, Inc.          .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million

 Lincoln National Special      .48 of 1% of the first $200 million;
 Opportunities Fund, Inc.      .40 of 1% of the next $200 million; and               January 1, 2003
                               .30 of 1% of the excess over $400 million
 --------------------------------------------------------------------------------------------------------

Exhibit D: Fundamental Investment Restrictions to be Amended

---------------------------------------------------------------------------------------------------------------------------
     Current         Aggressive Growth             Bond Fund            Capital Appreciation       Equity-Income Fund
   Restriction
---------------------------------------------------------------------------------------------------------------------------
Industry           The Fund may not          The Fund may not invest    The Fund may not          The Fund may not
Concentration      purchase any security     more than 25% of its       invest more than 25%      purchase the
                   (other than securities    total assets in the        of the value of its       securities of any
                   issued or guaranteed      securities of issuers      assets in any             issuer (other than
                   by the U.S. Government    in any one industry.       particular industry.      securities issued or
                   or its agencies or        For purposes of this                                 guaranteed by the U.S.
                   instrumentalities) if,    restriction, gas,                                    Government or any of
                   immediately after and     electric, water and                                  its agencies or
                   as a result of such       telephone utilities are                              instrumentalities) if,
                   investment (a) more       treated as separate                                  as a result, more than
                   than 5% of the value      industries.                                          25% of its total
                   of its total assets                                                            assets would be
                   would be invested in                                                           invested in the
                   securities of the                                                              securities of
                   issuer, except that,                                                           companies whose
                   as to 25% of its total                                                         principal business
                   assets, up to 10% of                                                           activities are in the
                   its total assets may                                                           same industry;
                   be invested in
                   securities issued or
                   guaranteed as to
                   payment of interest
                   and principal by a
                   foreign government
                   or its agencies or
                   instrumentalities or
                   by a multinational
                   agency, or (b) it
                   would hold more than
                   10% of the voting
                   securities of the
                   issuer, or (c) more
                   than 25% of the
                   value of its assets
                   would be invested in
                   a single industry.
                   Each of the electric
                   utility, natural gas
                   distribution,
                   natural gas
                   pipeline, combined
                   electric and natural
                   gas utility, and
                   telephone industries
                   shall be considered
                   as a separate
                   industry for this
                   purpose;
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
     Current      Global Asset Allocation    Growth and Income Fund
   Restriction             Fund
------------------------------------------------------------------------
Industry           The Fund may not invest    The Fund may not
Concentration      more than 25% of the       invest more than 25%
                   value of its total         of its total assets in
                   assets in any one          the securities of
                   industry.                  issuers in any one
                                              industry. For purposes
                                              of this restriction,
                                              gas, electric, water
                                              and telephone
                                              utilities are treated
                                              as separate industries.




------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    Current          Aggressive Growth          Bond Fund                Capital Appreciation      Equity-Income Fund
  Restriction
--------------------------------------------------------------------------------------------------------------------------
Real Estate        The Fund may not buy      The Fund may not           The Fund may not          The Fund may not
                   or sell real estate or    purchase or sell real      invest directly in        purchase or sell real
                   commodities or            estate or interests        real estate or            estate unless acquired
                   commodity contracts;      therein, although it       interests in real         as a result of
                   however, it may invest    may purchase securities    estate; however, the      ownership of
                   in debt securities        of issuers which engage    Fund may own debt or      securities or other
                   secured by real estate    in real estate             equity securities         instruments (but this
                   or interests therein,     operations or              issued by companies       shall not prevent the
                   or issued by companies    securities which are       engaged in those          Fund from investing in
                   which invest in real      secured by interests in    businesses.               securities or other
                   estate or interests       real estate.                                         instruments backed by
                   therein, including                                                             real estate or
                   real estate investment                                                         securities of
                   trusts, and may                                                                companies engaged in
                   purchase or sell                                                               the real estate
                   currencies (including                                                          business);
                   forward currency
                   contracts) and
                   financial futures
                   contracts and options
                   thereon;

--------------------------------------------------------------------------------------------------------------------------
Underwriting       The Fund may not          The Fund may not           The Fund may not act      The Fund may not
                   engage in the business    underwrite the             as an underwriter of      underwrite securities
                   of underwriting           securities of other        securities issued by      issued by others,
                   securities of other       issuers, except insofar    others, except to the     except to the extent
                   issuers, except to the    as the Fund may be         extent that the Fund      that the Fund may be
                   extent that the           deemed an underwriter      may be deemed an          considered an
                   disposal of an            under the Securities       underwriter in            underwriter within the
                   investment position       Act of 1933 in             connection with the       meaning of the
                   may technically cause     disposing of portfolio     disposition of its        Securities Act of 1933
                   the Fund to be            securities.                portfolio securities.     in the disposition of
                   considered an                                                                  restricted securities.
                   underwriter as that
                   term is defined under
                   the Securities Act of
                   1933, as amended;

--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
    Current       Global Asset Allocation       Growth and Income
  Restriction              Fund                       Fund
------------------------------------------------------------------------
Real Estate        The Fund may not           The Fund may not
                   purchase or sell real      purchase or sell real
                   estate, although it may    estate or interests
                   purchase securities        therein, although it
                   which are secured by or    may purchase
                   represent interests in     securities of issuers
                   real estate.               which engage in real
                                              estate operations or
                                              securities which are
                                              secured by interests
                                              in real estate.

------------------------------------------------------------------------
Underwriting       The Fund may not           The Fund may not
                   underwrite securities      underwrite the
                   issued by other persons    securities of other
                   except to the extent       issuers, except
                   that, in connection        insofar as the Fund
                   with disposition of its    may be deemed an
                   portfolio investments,     underwriter under the
                   it may be deemed to be     Securities Act of 1933
                   an underwriter under       in disposing of
                   certain federal            portfolio securities.
                   securities laws.




------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     Current          Aggressive Growth             Bond Fund            Capital Appreciation       Equity-Income Fund
   Restriction
----------------------------------------------------------------------------------------------------------------------------
Loans              The Fund may not make     The Fund may not make      The Fund may not lend     The Fund may not lend
                   loans in an aggregate     loans except that it       any security or make      any security or make
                   amount in excess of       may lend its portfolio     any other loan if, as     any other loan if, as
                   one-third of its total    securities if such         a result, more than       a result, more than
                   assets, taken at the      loans are fully            25% of the Fund's         33?% of its total
                   time any loan is made,    collateralized and such    total assets would be     assets would be lent
                   provided that entering    loans of securities do     lent to other parties     to other parties, but
                   into certain              not exceed 15% of its      (but this limitation      this limitation does
                   repurchase agreements     total assets at any one    does not apply to         not apply to purchases
                   and purchasing debt       time.  See Lending of      purchases of              of debt securities or
                   securities shall not      Portfolio Securities.      commercial paper, debt    to repurchase
                   be deemed loans for       The purchase of debt       securities or             agreements.
                   the purposes of this      securities (including      repurchase agreements).
                   restriction;              loan participation
                                             certificates) and the
                                             entry into repurchase
                                             agreements are not
                                             considered the making
                                             of loans.

----------------------------------------------------------------------------------------------------------------------------
Commodities Or     The Fund may not buy      The Fund may not           The Fund may not          The Fund may not
Commodity          or sell real estate or    purchase or sell           purchase or sell          purchase or sell
Futures            commodities or            commodities or             physical commodities      physical commodities
                   commodity contracts;      commodity futures          other than foreign        unless acquired as a
                   however, it may invest    contracts, except          currencies unless         result of ownership of
                   in debt securities        financial futures          acquired as a result      securities or other
                   secured by real estate    contracts and options      of ownership of           instruments (but this
                   or interests therein,     thereon.                   securities (but this      shall not prevent the
                   or issued by companies                               limitation shall not      Fund from purchasing
                   which invest in real                                 prevent the Fund from     or selling options and
                   estate or interests                                  purchasing or selling     futures contracts or
                   therein, including                                   options, futures,         from investing in
                   real estate investment                               swaps and forward         securities or other
                   trusts, and may                                      contracts or from         instruments backed by
                   purchase or sell                                     investing in              physical commodities);
                   currencies (including                                securities or other
                   forward currency                                     instruments backed by
                   contracts) and                                       physical commodities.)
                   financial futures
                   contracts and options
                   thereon;


----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
     Current       Global Asset Allocation      Growth and Income
   Restriction               Fund                      Fund
------------------------------------------------------------------------
Loans              The Fund may not make      The Fund may not make
                   loans, except by           loans except that it
                   purchase of debt           may lend its portfolio
                   obligations in which       securities if such
                   the Fund may invest        loans are fully
                   consistent with its        collateralized and
                   investment policies, by    such loans of
                   entering into              securities do not
                   repurchase agreements      exceed one-third of
                   with respect to not        its total assets at
                   more than 25% of its       any one time.  See
                   total assets (taken at     Lending of Portfolio
                   current value), or         Securities.  The
                   through the lending of     purchase of debt
                   its portfolio              securities including
                   securities with respect    loan participation
                   to not more than 25% of    certificates and the
                   its assets.                entry into repurchase
                                              agreements are not
                                              considered the making
                                              of loans.
------------------------------------------------------------------------
Commodities Or     The Fund may not           The Fund may not
Commodity          purchase or sell           purchase or sell
Futures            commodities or             commodities or
                   commodity contracts,       commodity futures
                   except that the Fund       contracts, except
                   may write and purchase     financial futures
                   options on financial       contracts and options
                   futures contracts.         thereon.

------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     Current          Aggressive Growth             Bond Fund            Capital Appreciation       Equity-Income Fund
   Restriction
----------------------------------------------------------------------------------------------------------------------------
Borrow Money       The Fund may not          The Fund may not borrow                              The Fund may not
                   borrow money, except      money, except for                                    borrow money, except
                   from banks for            temporary or emergency                               that the Fund (a) may
                   temporary or emergency    purposes and not                                     borrow money for
                   purposes not in excess    exceeding 5% (taken at                               temporary or emergency
                   of one-third of the       the lower cost or                                    purposes (not for
                   value of its total        current value) of its                                leveraging or
                   assets;                   total assets (not                                    investment) or (b)
                                             including the amounts                                engage in reverse
                                             borrowed).                                           repurchase agreements,
                                                                                                  provided that (a) and
                                                                                                  (b) in combination
                                                                                                  (borrowings) do not
                                                                                                  exceed 25% of its
                                                                                                  total assets
                                                                                                  (including the amount
                                                                                                  borrowed) less
                                                                                                  liabilities (other
                                                                                                  than borrowings).  Any
                                                                                                  borrowings that come
                                                                                                  to exceed 25% of the
                                                                                                  value of the Fund's
                                                                                                  total assets by reason
                                                                                                  of a decline in net
                                                                                                  assets will be reduced
                                                                                                  within three days
                                                                                                  (exclusive of Sundays
                                                                                                  and holidays) to the
                                                                                                  extent necessary to
                                                                                                  comply with the 25%
                                                                                                  limitation;
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
     Current      Global Asset Allocation    Growth and Income
   Restriction              Fund                    Fund
-----------------------------------------------------------------------
Borrow Money      The Fund may not borrow    The Fund may not
                  money in excess of 10%     borrow money, except
                  of the value (taken at     for temporary or
                  the lower of cost or       emergency purposes
                  current value) of its      and not exceeding 5%
                  total assets (not          (taken at the lower
                  including the amount       of cost or current
                  borrowed) at the time      value) of its total
                  the borrowing is made,     assets (not
                  and then only from         including the
                  banks as a temporary       amounts borrowed).
                  measure to facilitate
                  the meeting of
                  redemption  requests
                  (not for leverage)
                  which might otherwise
                  require the untimely
                  disposition of
                  portfolio investments
                  or for extraordinary or
                  emergency purposes.
                  Such borrowings will be
                  repaid before any
                  additional investments
                  are purchased.




---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   Current      Aggressive Growth          Bond Fund         Capital Appreciation    Equity-Income Fund
 Restriction
-----------------------------------------------------------------------------------------------------------
Issue Senior  The Fund may not issue The Fund may not issue  The Fund may not issue The Fund may not issue
Securities    senior securities,     senior securities as    senior securities,     senior securities,
              except as permitted    defined in the 1940 Act except as permitted    except as permitted
              under the 1940 Act.    except insofar as the   under the 1940 Act.    under the 1940 Act;
                                     Fund may be deemed to
                                     have issued a senior
                                     security by borrowing
                                     money in accordance
                                     with restrictions
                                     described above. (For
                                     the purpose of this
                                     restriction, collateral
                                     arrangements with
                                     respect to the writing
                                     of options and initial
                                     margin deposits for
                                     futures contracts and
                                     the purchase or sale of
                                     futures contracts are
                                     not deemed to be the
                                     issuance of a senior
                                     security.)

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   Current     Global Asset Allocation    Growth and Income Fund
 Restriction            Fund
-----------------------------------------------------------------------------------------------------------
Issue Senior   The Fund may not issue    The Fund may not issue
Securities     any class of securities   senior securities as
               which is senior to the    defined in the 1940
               Fund's stock. (For        Act except insofar as
               purposes of this          the Fund may be deemed
               restriction, collateral   to have issued a
               arrangements with         senior security by
               respect to the writing    borrowing money in
               of options are not        accordance with the
               deemed to be the          restrictions described
               issuance of a senior      previously. (For the
               security.)                purpose of this
                                         restriction,
                                         collateral
                                         arrangements with
                                         respect to the writing
                                         of options and initial
                                         margin deposits for
                                         futures contracts and
                                         the purchase or sale
                                         of futures contracts
                                         are not deemed to be
                                         the issuance of a
                                         senior security.)

----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Current           Aggressive Growth                 Bond Fund               Capital Appreciation          Equity-Income Fund
   Restriction
------------------------------------------------------------------------------------------------------------------------------------
Diversification       The Fund may not              The Fund may not             The Fund may not own          With respect to 75%
                      purchase any                  hold more than 10%           more than 10% of the          of the Fund's total
                      security (other than          of the outstanding           outstanding voting            assets, the Fund may
                      securities issued or          voting securities of         securities of any one         not purchase the
                      guaranteed by the             any one issuer.              issuer and, as to 75%         securities of any
                      U.S. Government or                                         of the value of the           issuer (other than
                      its agencies or               The Fund may not             total assets of the           securities issued or
                      instrumentalities)            invest in the                Fund, purchase the            guaranteed by the
                      if, immediately               securities of any            securities of any one         U.S. Government or
                      after and as a                one issuer unless at         issuer (except cash           any of its agencies
                      result of such                least 75% of the             item and government           or
                      investment (a) more           value of the Fund's          securities as defined         instrumentalities)
                      than 5% of the value          total assets is              under the 1940 Act),          if, as a result, (a)
                      of its total assets           represented by: (a)          if immediately after          more than 5% of the
                      would be invested in          U.S. Government              and as a result of            Funds' total assets
                      securities of the             obligations, cash            such purchase the             would be invested in
                      issuer, except that,          and cash items, (b)          value of the holdings         the securities of
                      as to 25% of its              securities of other          of the Fund in the            that issuer, or (b)
                      total assets, up to           investment                   securities of such            the Fund would hold
                      10% of its total              companies, and (c)           issuer exceeds 5% of          more than 10% of the
                      assets may be                 securities of                the value of the              outstanding voting
                      invested in                   issuers as to each           Fund's total assets.          securities of that
                      securities issued or          of which, at the             (With respect to the          issuer;
                      guaranteed as to              time the investment          remaining 25% of the
                      payment of interest           was made, the Fund's         Fund's total assets,
                      and principal by a            investment in the            the Fund does not
                      foreign government            issuer did not               anticipate that any
                      or its agencies or            exceed 5% of the             more than 15% of the
                      instrumentalities or          Fund's total assets.         Fund's total assets
                      by a multinational                                         would be invested in
                      agency, or (b) it                                          the securities of a
                      would hold more than                                       single issuer at any
                      10% of the voting                                          time, other than those
                      securities of the                                          of the U.S.
                      issuer, or (c) more                                        Government, its
                      than 25% of the                                            agencies and
                      value of its assets                                        instrumentalities.)
                      would be invested in
                      a single industry.
                      Each of the electric
                      utility, natural gas
                      distribution,
                      natural gas
                      pipeline, combined
                      electric and natural
                      gas utility, and
                      telephone industries
                      shall be considered
                      as a separate
                      industry for this
                      purpose;
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Current         Global Asset Allocation   Growth and Income Fund
   Restriction                Fund
--------------------------------------------------------------------------------
Diversification        The Fund may not          The Fund may not
                       acquire more than         invest in the
                       10% of the voting         securities of any
                       securities of any         one issuer unless at
                       issuer.                   least 75% of the
                                                 value of the Fund's
                       The Fund may not          total assets is
                       invest in securities      represented by: (a)
                       of any issuer if,         U.S. Government
                       immediately after         obligations, cash
                       such investment,          and cash items, (b)
                       more than 5% of the       securities of other
                       total assets of the       investment company
                       Fund (taken at            and (c) securities
                       current value) would      of issuers as to
                       be invested in the        each of which, at
                       securities of such        the time the
                       issuer; provided          investment was made
                       that this limitation      the Fund's
                       does not apply to         investment in the
                       securities issued by      issuer did not
                       the U.S. Government       exceed 5% of the
                       or its agencies or        Fund's total assets.
                       instrumentalities
                       (U.S. Government
                       obligations).
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Current      International Fund         Managed Fund           Money Market         Social Awareness      Special Opportunities
 Restriction
------------------------------------------------------------------------------------------------------------------------------------
Industry      The Fund may not        The Fund may not invest The Fund may not       The Fund may not        The Fund may not invest
Concentration invest more than 25%    more than 25% of its    invest more than 25%   invest more than 25%    more than 25% of its
              of its total assets in  total assets in the     of its total assets in of its total assets in  total assets in the
              the securities of       securities of issuers   the securities of      the securities of       securities of issuers
              issuers in any one      in any one industry.    issuers in any one     issuers in any one      in any one industry.
              industry. For purposes  For purposes of this    industry.  For         industry. For purposes  For purposes of this
              of this restriction,    restriction, gas,       purposes of this       of this restriction,    restriction, gas,
              gas, electric, water    electric, water and     restriction, gas,      gas, electric, water    electric, water and
              and telephone           telephone utilities are electric, water and    and telephone           telephone utilities are
              utilities are treated   treated as separate     telephone utilities    utilities are treated   treated as separate
              as separate             industries.             are treated as         as separate industries. industries.
              industries; also, the                           separate industries.
              term industry does not                          This restriction does
              include the U.S.                                not apply to
              Government, or its                              obligations issued by
              agencies or                                     banks (excluding
              instrumentalities.                              foreign branches of
              However, a foreign                              U.S. banks and U.S.
              government (including                           branches of foreign
              its agencies,                                   banks) or issued or
              instrumentalities, or                           guaranteed by the U.S.
              a country Fund) is                              Government, its
              deemed to be one                                agencies and
              industry.                                       instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   Current          International Fund           Managed Fund                Money Market             Social Awareness
 Restriction
------------------------------------------------------------------------------------------------------------------------------
Real Estate        The Fund may not          The Fund may not            The Fund may not            The Fund may not
                   purchase or sell real     purchase or sell real       purchase or sell real       purchase or sell real
                   estate or interests       estate or interests         estate or interests         estate or interests
                   therein (including        therein, although it may    therein, although it may    therein, although it
                   real estate limited       purchase securities of      purchase securities of      may purchase
                   partnership programs),    issuers which engage in     issuers which engage in     securities of issuers
                   although it may           real estate operations      real estate operations      which engage in real
                   purchase securities of    or securities which are     or securities which are     estate operations or
                   issuers which engage      secured by interests in     secured by interests in     securities which are
                   in real estate            real estate.                real estate.                secured by interests
                   operations or                                                                     in real estate.
                   securities which are
                   secured by interests
                   in real estate.
------------------------------------------------------------------------------------------------------------------------------
Underwriting       The Fund may not          The Fund may not            The Fund may not            The Fund may not
                   underwrite the            underwrite the              underwrite the              underwrite the
                   securities of other       securities of other         securities of other         securities of other
                   issuers, except           issuers, except insofar     issuers, except insofar     issuers, except
                   insofar as the Fund       as the Fund may be          as the Fund may be          insofar as the Fund
                   may be deemed an          deemed an underwriter       deemed an underwriter       may be deemed an
                   underwriter under the     under the Securities Act    under the Securities Act    underwriter under the
                   Securities Act of 1933    of 1933 in disposing of     of 1933 in disposing of     Securities Act of 1933
                   in disposing of           portfolio securities.       portfolio securities.       in disposing of
                   portfolio securities.                                                             portfolio securities.
------------------------------------------------------------------------------------------------------------------------------
Loans              The Fund may not make     The Fund may not make       The Fund may not make       The Fund may not make
                   loans except that it      loans except that it may    loans except that it may    loans except that it
                   may lend its portfolio    lend its portfolio          lend its portfolio          may lend its portfolio
                   securities if such        securities if such loans    securities if such loans    securities if such
                   loans are fully           are fully collateralized    are fully collateralized    loans are fully
                   collateralized and        and such loans of           and such loans of           collateralized and
                   such loans of             securities do not exceed    securities do not exceed    such loans of
                   securities do not         15% of its total assets     one-third of its total      securities do not
                   exceed 25% of its         at any one time. See        assets at any one time.     exceed one-third of
                   total assets at any       Lending of Portfolio        See Lending of Portfolio    its total assets at
                   one time.  See            Securities.  The            Securities. The purchase    any one time.  See
                   Strategic Portfolio       purchase of debt            of debt securities          Lending of Portfolio
                   Transactions--Lending     securities (including       (including loan             Securities.  The
                   of Securities.  The       loan participation          participation               purchase of debt
                   purchase of debt          certificates) and the       certificates) and the       securities including
                   securities and the        entry into repurchase       entry into repurchase       loan participation
                   entry into repurchase     agreements are not          agreements are not          certificates and the
                   agreements are not        considered the making of    considered the making of    entry into repurchase
                   considered the making     loans.                      loans.                      agreements are not
                   of loans.                                                                         considered the making
                                                                                                     of loans.
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
   Current          Special Opportunities
 Restriction
----------------------------------------------
Real Estate         The Fund may not
                    purchase or sell real
                    estate or interests
                    therein, although it
                    may purchase securities
                    of issuers which engage
                    in real estate
                    operations or
                    securities which are
                    secured by interests in
                    real estate.
----------------------------------------------
Underwriting        The Fund may not
                    underwrite the
                    securities of other
                    issuers, except insofar
                    as the Fund may be
                    deemed an underwriter
                    under the Securities
                    Act of 1933 in
                    disposing of portfolio
                    securities.
----------------------------------------------
Loans               The Fund may not make
                    loans except that it
                    may lend its portfolio
                    securities if such
                    loans are fully
                    collateralized and such
                    loans of securities do
                    not exceed one-third of
                    its total assets at any
                    one time.  See Lending
                    of Portfolio
                    Securities.  The
                    purchase of debt
                    securities (including
                    loan participation
                    certificates) and the
                    entry into repurchase
                    agreements are not
                    considered the making
                    of loans.
----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
    Current       International Fund         Managed Fund             Money Market             Social Awareness
  Restriction
-----------------------------------------------------------------------------------------------------------------------
Commodities Or  The Fund may not          The Fund may not          The Fund may not          The Fund may not
Commodity       purchase or sell          purchase or sell          purchase or sell          purchase or sell
Futures         commodities or commodity  commodities or commodity  commodities or commodity  commodities or commodity
                futures contracts.        futures contracts,        futures contracts.        futures contracts,
                                          except financial futures                            except financial futures
                                          contracts and options                               contracts and options
                                          thereon.                                            thereon.

-----------------------------------------------------------------------------------------------------------------------
Borrow Money    The Fund may not borrow   The Fund may not borrow   The Fund may not borrow   The Fund may not borrow
                money, except for         money, except for         money, except for         money, except for
                temporary or emergency    temporary or emergency    temporary or emergency    temporary or emergency
                purposes and not          purposes and not          purposes and not          purposes and not
                exceeding 5% (taken at    exceeding 5% (taken at    exceeding 5% (taken at    exceeding 5% (taken at
                the lower of cost or      the lower cost or         the lower cost or         the lower of cost or
                current value) of its     current value) of its     current value) of its     current value) of its
                total assets (not         total assets (not         total assets (not         total assets (not
                including the amounts     including the amounts     including the amounts     including the amounts
                borrowed).                borrowed).                borrowed).                borrowed);

-----------------------------------------------------------------------------------------------------------------------
Issue Senior    The Fund may not issue    The Fund may not issue    The Fund may not issue    The Fund may not issue
Securities      senior securities as      senior securities as      senior securities as      senior securities as
                defined in the 1940 Act   defined in the 1940 Act   defined in the 1940 Act   defined in the 1940 Act
                except insofar as the     except insofar as the     except insofar as the     except insofar as the
                Fund may be deemed to     Fund may be deemed to     Fund may be deemed to     Fund may be deemed to
                have issued a senior      have issued a senior      have issued a senior      have issued a senior
                security by borrowing     security by borrowing     security by borrowing     security by borrowing
                money in accordance with  money in accordance with  money in accordance with  money in accordance with
                the "Borrow Money"        restrictions described    restrictions described    restrictions described
                restriction.  (For        above.  (For the purpose  above.                    previously.  (For the
                purposes of this          of this restriction,                                purpose of this
                restriction, collateral   collateral arrangements                             restriction, collateral
                arrangements for          with respect to the                                 arrangements with
                entering into repurchase  writing of options and                              respect to the writing
                agreements and lending    initial margin deposits                             of options and initial
                portfolio securities are  for futures contracts                               margin deposits for
                not deemed to be the      and the purchase or sale                            futures contracts and
                issuance of a senior      of futures contracts are                            the purchase or sale of
                security.)                not deemed to be the                                futures contracts are
                                          issuance of a senior                                not deemed to be the
                                          security.)                                          issuance of a senior
                                                                                              security.)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
    Current        Special Opportunities
  Restriction
----------------------------------------------
Commodities Or   The Fund may not purchase
Commodity        or sell commodities or
Futures          commodity futures
                 contracts, except
                 financial futures
                 contracts and options
                 thereon.

----------------------------------------------
Borrow Money     The Fund may not borrow
                 money, except for
                 temporary or emergency
                 purposes and not
                 exceeding 5% (taken at
                 the lower of cost or
                 current value) of its
                 total assets (not
                 including the amounts
                 borrowed).

----------------------------------------------
Issue Senior     The Fund may not issue
Securities       senior securities as
                 defined in the 1940 Act
                 except insofar as the
                 Fund may be deemed to
                 have issued a senior
                 security by borrowing
                 money in accordance with
                 the restrictions
                 described above.  (For
                 the purpose of this
                 restriction, collateral
                 arrangements with respect
                 to the writing of options
                 and initial margin
                 deposits for futures
                 contracts and the
                 purchase or sale of
                 futures contracts are not
                 deemed to be the issuance
                 of a senior security.)

-----------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     Current           International Fund             Managed Fund                Money Market              Social Awareness
   Restriction
----------------------------------------------------------------------------------------------------------------------------------
Diversification    The Fund may not hold       The Fund may not hold       The Fund may not invest     The Fund may not hold
                   more than 10% of the        more than 10% of the        more than 5% of its         more than 10% of the
                   outstanding voting          outstanding voting          total assets in the         outstanding voting
                   securities of any one       securities of any one       securities of any one       securities of any one
                   issuer.                     issuer.                     issuer (excluding the       issuer.
                                                                           U.S. Government, its
                   The Fund may not invest     The Fund may not invest     agencies and                The Fund may not invest
                   in the securities of a      in the securities of any    instrumentalities)          in the securities of any
                   single issuer, unless       one issuer unless at        except to the extent        one issuer unless at
                   the following conditions    least 75% of the value      permitted by Rule 2a-7      least 75% of the value
                   are met: At least 75% of    of the Fund's total         under the 1940 Act          of the Fund's total
                   the value of the Fund's     assets is represented       [Note: Under a three-day    assets is represented
                   total assets must be        by: (a) U.S. Government     safe harbor exception to    by: (a) U.S. Government
                   represented by: (a) U.S.    obligations, cash and       Rule 2a-7, the Fund may     obligations, cash and
                   Government obligations,     cash items, (b)             invest up to a total of     cash items, (b)
                   cash and cash items, (b)    securities of other         25% of its total assets     securities of other
                   securities of other         investment companies,       in the securities of a      investment companies,
                   investment companies,       and (c) securities of       single issuer for a         and (c) securities of
                   and (c) securities of       issuers as to each of       maximum of three            issuers as to each of
                   issuers as to each of       which, at the time the      business days, if the       which, at the time the
                   which, at the time the      investment was made, the    highest quality             investment was made, the
                   investment was made, the    Fund's investment in the    standards of the Rule       Fund's investment in the
                   Fund's investment in the    issuer did not exceed 5%    are satisfied and other     issuer did not exceed 5%
                   issuer did not exceed 5%    of the Fund's total         conditions are met.         of the Fund's total
                   of the Fund's total         assets.                     This exception allows       assets
                   assets. The Fund does                                   the portfolio manager to
                   not anticipate that any                                 efficiently invest large
                   more than 15% of the                                    inflows of cash into the
                   Fund's total assets                                     Fund.]
                   would be invested in the
                   securities of a single                                  The Fund may not
                   issuer at any time,                                     purchase common stock,
                   other than those of the                                 preferred stock,
                   U.S. Government, its                                    warrants or other equity
                   agencies and                                            or voting securities.
                   instrumentalities.

----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------
     Current             Special Opportunities
   Restriction
---------------------------------------------------
Diversification       As of the end of each
                      quarter, at least 50% of
                      the value of the Fund's
                      total assets must be
                      represented by: (a) U.S
                      Government obligations,
                      cash and cash items, (b)
                      securities of other
                      investment companies
                      (subject to the "Invest
                      In Securities Of Other
                      Investment Companies"
                      restriction), and (c)
                      securities of issuers as
                      to each of which, either
                      at the time the
                      investment was made or at
                      the end of such quarter,
                      the Fund's investment in
                      the issuer did not exceed
                      5% of the value of the
                      Fund's total assets or
                      10% of the outstanding
                      voting securities of the
                      issuer.
---------------------------------------------------

Exhibit E: Fundamental Investment Restrictions to be Eliminated

------------------------------------------------------------------------------------------------------------------------------------
     Current       Aggressive Growth          Bond Fund         Capital Appreciation Equity-Income Fund  Global Asset Allocation
   Restriction                                                                                                     Fund
------------------------------------------------------------------------------------------------------------------------------------
Restricted And The Fund may not       The Fund may not invest The Fund may not                          The Fund may not invest
Illiquid       acquire securities     more than 10% of its    invest more than 5% of                    more than 5% of its net
Securities     subject to             total assets in         its net assets in                         assets in securities
               restrictions on        securities (including   securities restricted                     restricted as to resale.
               disposition or         repurchase agreements   as to resale.
               securities for which   and non-negotiable time
               there is no readily    deposits maturing in
               available market, or   more than seven days)
               enter into repurchase  which are subject to
               agreements or purchase legal or contractual
               time deposits maturing restrictions upon
               in more than seven     resale or are otherwise
               days, if immediately   not readily marketable.
               after and as a result,
               the value of such
               securities would
               exceed, in the
               aggregate 15% of its
               total assets;

------------------------------------------------------------------------------------------------------------------------------------
Invest In      The Fund may not       The Fund may not        The Fund may not                          The Fund may not invest
Securities Of  invest in securities   purchase securities of  invest in the                             in the securities of
Other          of other investment    investment companies    securities of other                       other investment
Investment     companies except as    except in connection    investment companies,                     companies, except as
Companies      may be acquired as     with an acquisition,    except as they may be                     they may be acquired as
               part of a merger,      merger, consolidation   acquired as part of a                     part of a merger of
               consolidation,         or reorganization.      merger, consolidation                     consolidation or
               reorganization or                              or acquisition of                         acquisition of assets.
               acquisition of assets                          assets.
               and except that it may
               invest up to 5% of its
               total assets in the
               securities of any one
               investment company,
               but may not own more
               than 3% of the
               securities of any
               investment company or
               invest more than 10%
               of its total assets in
               the securities of
               other investment
               companies;

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
     Current    Growth and Income Fund
   Restriction
--------------------------------------
Restricted And The Fund may not
Illiquid       invest more than 10%
Securities     of its total assets in
               securities (including
               repurchase agreements
               maturing in more than
               seven days) which are
               subject to legal or
               contractual
               restrictions upon
               resale or are
               otherwise not readily
               marketable.







--------------------------------------
Invest In
Securities Of
Other
Investment
Companies



















--------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Current      Aggressive Growth          Bond Fund           Capital Appreciation Equity-Income Fund  Global Asset Allocation
  Restriction                                                                                                     Fund
------------------------------------------------------------------------------------------------------------------------------------
Short Sales    The Fund may not make  The Fund may not make                                             The Fund may not make
               short sales of         short sales of                                                    short sales of
               securities or maintain securities.                                                       securities or maintain
               a short position if,                                                                     a short sale position
               when added together                                                                      unless, at all times it
               more than 25% of the                                                                     owns an equal amount of
               value of its net                                                                         such securities or owns
               assets would be (a)                                                                      securities which,
               deposited as                                                                             without payment of any
               collateral for the                                                                       further consideration,
               obligation to replace                                                                    are convertible into or
               securities borrowed to                                                                   exchangeable for
               effect short sales and                                                                   securities of the same
               (b) allocated to                                                                         issue as, and equal in
               segregated accounts in                                                                   amount to, the
               connection  with short                                                                   securities sold short.
               sales;

------------------------------------------------------------------------------------------------------------------------------------
Purchase Puts,                        The Fund may not
Calls Or                              purchase puts, calls or
Combinations                          combinations thereof,
                                      except the Fund may
                                      write and purchase put
                                      and call options and
                                      effect closing
                                      transactions as
                                      described under Options
                                      Trading.

------------------------------------------------------------------------------------------------------------------------------------
Purchase                              The Fund may not                                                  The Fund may not
Securities On                         purchase securities on                                            purchase securities on
Margin                                margin, except for such                                           margin, except such
                                      short-term loans as are                                           short-term credits as
                                      necessary for the                                                 may be necessary for
                                      clearance of purchases                                            the clearance of
                                      of portfolio securities.                                          purchases and sales of
                                                                                                        securities, and except
                                                                                                        that it may make margin
                                                                                                        payments in connection
                                                                                                        with options on
                                                                                                        financial futures
                                                                                                        contracts.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
    Current    Growth and Income Fund
  Restriction
--------------------------------------
Short Sales    The Fund may not make
               short sales of
               securities.















--------------------------------------
Purchase Puts, The Fund may not
Calls Or       purchase puts, calls
Combinations   or combinations
               thereof, except the
               Fund may write and
               purchase put and call
               options and effect
               closing transactions
               as described under
               Options Trading.

--------------------------------------
Purchase       The Fund may not
Securities On  purchase securities on
Margin         margin, except for
               such short-term loans
               as are necessary for
               the clearance of
               purchases of portfolio
               securities.





--------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Current     Aggressive             Bond            Capital        Equity-Income  Global Asset               Growth and
 Restriction     Growth               Fund            Appreciation       Fund       Allocation                 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Pledge Assets                 The Fund may not pledge                               The Fund may not          The Fund may not
                              its assets or assign or                               pledge, hypothecate,      pledge its assets or
                              otherwise encumber them                               mortgage or otherwise     assign or otherwise
                              except to secure                                      encumber its assets in    encumber them except
                              borrowings effected                                   excess of 15% of its      to secure borrowings
                              within the limitations                                total assets (taken at    effected within the
                              set forth in the                                      current value) and then   limitations set forth
                              "Borrow Money"                                        only to secure            in the "Borrow Money"
                              restriction. (For                                     borrowings permitted by   restriction. (For
                              purposes of this                                      the "Borrow Money"        purposes of this
                              restriction, collateral                               restriction. The          restriction,
                              arrangements with                                     deposit of underlying     collateral
                              respect to the writing                                securities and other      arrangements with
                              of options and                                        assets in escrow and      respect to the writing
                              collateral arrangements                               other collateral          of options and
                              with respect to initial                               arrangements in           collateral
                              margin for futures                                    connection with the       arrangements with
                              contracts are not                                     writing of put or call    respect to initial
                              deemed to be pledges of                               options and collateral    margin for futures
                              assets.)                                              arrangements with         contracts are not
                                                                                    respect to margin for     deemed to be pledges
                                                                                    options on financial      of assets.)
                                                                                    futures contracts are
                                                                                    not deemed to be
                                                                                    pledges or other
                                                                                    encumbrances.
------------------------------------------------------------------------------------------------------------------------------------
Invest In                     The Fund may not invest                               The Fund may not make     The Fund may not
Companies For                 in companies for the                                  investments for the       invest in companies
The Purpose Of                purpose of, or with the                               purpose of gaining        for the purpose of, or
Acquiring                     effect of acquiring                                   control of a company's    with the effect of,
Control                       control.                                              management.               acquiring control.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  Current       International Fund          Managed Fund             Money Market             Social Awareness
 Restriction
---------------------------------------------- ------------------------------------------------------------------------
Restricted And The Fund may not invest   The Fund may not invest   The Fund may not invest    The Fund may not invest
Illiquid       more than 10% of its      more than 10% of its      more than 10% of its       more than 10% of its
Securities     total assets in           total assets in           total assets in            total assets in
               securities (including     securities (including     securities (including      securities (including
               repurchase agreements     repurchase agreements     repurchase agreements      repurchase agreements
               maturing in more than     and non-negotiable time   and non-negotiable time    maturing in more than
               seven days) which are     deposits maturing in      deposits maturing in       seven days) which are
               subject to legal or       more than seven days)     more than seven days)      subject to legal or
               contractual restrictions  which are subject to      which are subject to       contractual restrictions
               upon resale, are not      legal or contractual      legal or contractual       upon resale or are
               listed on a securities    restrictions upon resale  restrictions upon resale   otherwise not readily
               exchange, or are          or are otherwise not      or are otherwise not       marketable.
               otherwise not readily     readily marketable.       readily marketable.
               marketable.

-----------------------------------------------------------------------------------------------------------------------
Invest In      The Fund may not          The Fund may not          The Fund may not          The Fund may not
Securities Of  purchase securities of    purchase securities of    purchase securities of    purchase securities of
Other          other investment          investment companies      investment companies      other investment
Investment     companies, except to the  except in connection      except in connection      companies except in
Companies      limited extend described  with an acquisition,      with an acquisition,      connection with an
               under Additional          merger, consolidation or  merger, consolidation or  acquisition, merger,
               Investment Strategies     reorganization.           reorganization.           consolidation or
               and Risks--Investment                                                         reorganization.
               Company Shares, and in
               connection with an
               acquisition, merger,
               consolidation or
               reorganization.

               The Fund may not invest
               more than 10% of its
               total assets in
               investment companies or
               more than 5% of its
               total assets in the
               securities of any one
               investment company, nor
               may it own more than 3%
               of the  outstanding
               voting securities of
               any such company.

------------------------------------------------------------------------------------------------------------------------------------

---------------------------
    Special
 Opportunities
---------------------------
 The Fund may not invest
 more than 10% of its
 total assets in
 securities (including
 repurchase agreements
 maturing in more than
 seven days) which are
 subject to legal or
 contractual restrictions
 upon resale or are
 otherwise not readily
 marketable.
---------------------------
 The Fund may not purchase
 securities of investment
 companies except in
 connection with an
 acquisition, merger,
 consolidation or
 reorganization.

---------------------------

--------------------------------------------------------------------------------------------------------------------------------
     Current         International Fund           Managed Fund                Money Market               Social Awareness
   Restriction
--------------------------------------------------------------------------------------------------------------------------------
Short Sales        The Fund may not make       The Fund may not make       The Fund may not make       The Fund may not make
                   short sales of              short sales of              short sales of              short sales of
                   securities.                 securities.                 securities.                 securities.

--------------------------------------------------------------------------------------------------------------------------------
Purchase Puts,     The Fund may not            The Fund may not            The Fund may not            The Fund may not
Calls Or           purchase puts, calls or     purchase puts, calls or     purchase or write put       purchase puts, calls or
Combinations       combinations thereof.       combinations thereof,       and call options.           combinations thereof,
                                               except the Fund may                                     except the Fund may
                                               write and purchase put                                  write and purchase put
                                               and call options and                                    and call options and
                                               effect closing                                          effect closing
                                               transactions as                                         transactions as
                                               described under Options                                 described under Options
                                               Trading.                                                Trading.

--------------------------------------------------------------------------------------------------------------------------------
Purchase           The Fund may not            The Fund may not            The Fund may not            The Fund may not
Securities On      purchase securities on      purchase securities on      purchase securities on      purchase securities on
Margin             margin, except for such     margin, except for such     margin, except for such     margin, except for such
                   short-term loans as are     short-term loans as are     short-term loans as are     short-term loans as are
                   necessary for the           necessary for the           necessary for the           necessary for the
                   clearance of purchases      clearance of purchases      clearance of purchases      clearance of purchases
                   of portfolio securities.    of portfolio securities.    of portfolio securities.    of portfolio securities.

--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
     Current                 Special Opportunities
   Restriction
---------------------------------------------------------
Short Sales               The Fund may not make
                          short sales of securities.

---------------------------------------------------------
Purchase Puts,            The Fund may not purchase
Calls Or                  puts, calls or
Combinations              combinations thereof,
                          except the Fund may write
                          and purchase put and call
                          options and effect
                          closing transactions as
                          described under Options
                          Trading.

---------------------------------------------------------
Purchase                  The Fund may not purchase
Securities On             securities on margin,
Margin                    except for such short
                          term loans as are
                          necessary for the
                          clearance of purchases of
                          portfolio securities.

---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     Current           International Fund             Managed Fund                Money Market              Social Awareness
   Restriction
----------------------------------------------------------------------------------------------------------------------------------
Pledge Assets      The Fund may not pledge     The Fund may not pledge     The Fund may not pledge     The Fund may not pledge
                   its assets or assign or     its assets or assign or     its assets or assign or     its assets or assign or
                   otherwise encumber them     otherwise encumber them     otherwise encumber them     otherwise encumber them
                   except to secure            except to secure            except to secure            except to secure
                   borrowings effected         borrowings effected         borrowings effected         borrowings effected
                   within the limitations      within the limitations      within the limitations      within the limitations
                   set forth in the "Borrow    set forth in the "Borrow    set forth in the "Borrow    set forth in the "Borrow
                   Money" restriction.         Money" restriction. (For    Money" restriction.         Money" restriction. (For
                                               purposes of this                                        purposes of this
                                               restriction, collateral                                 restriction, collateral
                                               arrangements with                                       arrangements with
                                               respect to the writing                                  respect to the writing
                                               of options and                                          of options and
                                               collateral arrangements                                 collateral arrangements
                                               with respect to initial                                 with respect to initial
                                               margin for futures                                      margin for futures
                                               contracts are not deemed                                contracts are not deemed
                                               to be pledges of assets.)                               to be pledges of assets.)

----------------------------------------------------------------------------------------------------------------------------------
Invest In          The Fund may not invest     The Fund may not invest     The Fund may not invest     The Fund may not invest
Companies For      in companies for the        in companies for the        in companies for the        in companies for the
The Purpose Of     purpose of, or with the     purpose of, or with the     purpose of, or with the     purpose of, or with the
Acquiring          effect of, acquiring        effect of acquiring         effect of acquiring         effect of, acquiring
Control            control.                    control.                    control.                    control.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
     Current              Special Opportunities
   Restriction
----------------------------------------------------
Pledge Assets         The Fund may not pledge
                      its assets or assign or
                      otherwise encumber them
                      except to secure
                      borrowings effected
                      within the limitations
                      set forth in the "Borrow
                      Money" restriction. (For
                      purposes of this
                      restriction, collateral
                      arrangements with respect
                      to the writing of options
                      and collateral
                      arrangements with respect
                      to initial margin for
                      futures contracts are not
                      deemed to be pledges of
                      assets.)

----------------------------------------------------
Invest In             The Fund may not invest
Companies For         in companies for the
The Purpose Of        purpose of exercising
Acquiring             control.
Control

----------------------------------------------------

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -------------------------------------------
                                       Control Number: 999 9999 9999 999
                                     -------------------------------------------

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                                                           ,2002
                                     -------------------------------------------
                                     Date                PCDocs #132274 (VUL_NY)


Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln New York toll free at 1-800-454-6265.

                                                           FOR      WITHHOLD    FOR ALL
                                                           ALL         ALL       EXCEPT
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger          [_]         [_]        [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ________________________

                                                           FOR      AGAINST     ABSTAIN
2.   To approve a reorganization to change each            [_]         [_]        [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds     [_]         [_]        [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement      [_]         [_]        [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain    [_]         [_]        [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such business as may properly come before the meeting.

                                                         PCDocs #132274 (VUL-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                    VOTE BY TELEPHONE:  1-800-597-7836

                                    -------------------------------------
                                      Control Number: 999 9999 9999 999
                                    -------------------------------------

                                    I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature (if held jointly)

                                                                          , 2002
                                    --------------------------------------------
                                    Date                 PCDocs #132275 (VAA-NY)

Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

                                                              FOR      WITHHOLD      FOR ALL
                                                              ALL        ALL         EXCEPT
                                                                                (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02  Kelly D. Clevenger            [_]        [_]           [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ______________________________________

                                                              FOR      AGAINST       ABSTAIN
2.   To approve a reorganization to change each               [_]        [_]           [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds        [_]        [_]           [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement         [_]        [_]           [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain       [_]        [_]           [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact other such business as may properly come before this meeting.

                                                        PCDocs #132275 (LNY VAA)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of the Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -----------------------------------
                                       Control Number: 999 9999 9999 999
                                     -----------------------------------

                                     I acknowledge receipt of the Notice of
                                     the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)


                                                                          , 2002
                                     -------------------------------------------
                                     Date                    PCDocs #132272 (53)



Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

                                                          FOR      WITHHOLD         FOR ALL
                                                          ALL        ALL            EXCEPT
                                                                                (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02  Kelly D. Clevenger        [_]        [_]               [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ___________________________________

                                                          FOR      AGAINST          ABSTAIN
2.   To approve a reorganization to change each           [_]        [_]               [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds    [_]        [_]               [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement     [_]        [_]               [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain   [_]        [_]               [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such business as may properly come before this meeting.

                                                                          PCDocs #132272 (53)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -------------------------------------------
                                        Control Number: 999 9999 9999 999
                                     -------------------------------------------

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                                                          , 2002
                                     -------------------------------------------
                                     Date              PC Docs #132273 (LNL VUL)

Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income Fund,   Lincoln National Social Awareness Fund,
Inc.                                   Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

                                                              FOR      WITHHOLD     FOR ALL
                                                              ALL         ALL        EXCEPT
                                                                               (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger              [_]        [_]          [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     _______________________________

                                                              FOR      AGAINST      ABSTAIN
2.   To approve a reorganization to change each                [_]        [_]         [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds         [_]        [_]         [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement          [_]        [_]         [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain        [_]        [_]         [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such other business as may properly come before the meeting.

                                                        PCDocs #132273 (LNL VUL)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")


Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                      VOTE BY TELEPHONE:  1-800-597-7836

                                      ------------------------------------------
                                         Control Number: 999 9999 9999 999
                                      ------------------------------------------

                                      I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature (if held jointly)

                                                                          , 2002
                                      ------------------------------------------
                                      Date                 PCDocs #132270 (L-NY)

Lincoln National Aggressive Growth      Lincoln National International Fund,
Fund, Inc.                              Inc.
Lincoln National Bond Fund, Inc.        Lincoln National Managed Fund, Inc.
Lincoln National Capital                Lincoln National Money Market Fund, Inc.
Appreciation Fund, Inc.                 Lincoln National Social Awareness Fund,
Lincoln National Equity-Income          Inc.
Fund, Inc.                              Lincoln National Special Opportunities
Lincoln National Global Asset           Fund, Inc.
Allocation Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln New York toll free at 1-800-893-7168.

                                                   FOR      WITHHOLD       FOR ALL
                                                   ALL        ALL           EXCEPT
                                                                      (As marked below)
1. Election of Directors:
   01 John B. Borsch     02  Kelly D. Clevenger
   03 Nancy L. Frisby    04 Barbara S. Kowalczyk   [_]        [_]           [_]
   05 Kenneth G. Stella

   To withhold authority to vote for any
   individual nominee, mark the "For All
   Except" box and write the nominee's number and name on the line provided below.

   _____________________

                                                   FOR      AGAINST        ABSTAIN
2. To approve a reorganization to change each      [_]        [_]           [_]
   Fund from a Maryland corporation to a series
   of a Delaware business trust.

3. To approve a proposal that would permit the     [_]        [_]           [_]
   Funds to enter into or materially change
   sub-advisory agreements with sub-advisers
   without obtaining stockholder approval. (This
   advisory structure is referred to as a
   "multi-manager" arrangement.)

4. To approve a new investment management          [_]        [_]           [_]
   agreement between the Funds and their current
   investment adviser, Delaware Management
   Company, a series of Delaware Management
   Business Trust.

5. To approve the amendment or elimination of      [_]        [_]           [_]
   certain fundamental investment restrictions
   to modernize the Funds' investment
   restrictions.

   To transact such business as may properly come before the meeting.

                                                           PCDocs #132270 (L-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802



THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                      VOTE VIA THE INTERNET: https://vote.proxy-
                                      direct.com
                                      VOTE BY TELEPHONE:  1-800-597-7836
                                      ------------------------------------
                                        Control Number: 999 9999 9999 999
                                      ------------------------------------
                                      I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated
                                      October 7, 2002.

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature (if held jointly)

                                                                          , 2002
                                      ------------------------------------------
                                      Date            PCDocs#132268v2 (LNL VAA1)


Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income Fund,   Lincoln National Social Awareness Fund,
Inc.                                   Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

                                                              FOR        WITHHOLD     FOR ALL
                                                              ALL          ALL        EXCEPT
                                                                                  (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger             [_]          [_]          [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ______________________

                                                              FOR        AGAINST      ABSTAIN

2.   To approve a reorganization to change each               [_]          [_]          [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds        [_]          [_]          [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement         [_]          [_]          [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain       [_]          [_]          [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such other business as may properly come before the meeting.

                                                       PCDocs#132268v2 (LNL VAA)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -------------------------------------
                                       Control Number: 999 9999 9999 999
                                     -------------------------------------

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                                                          , 2002
                                     -------------------------------------------
                                     Date          PCDocs #132268 v.3 (LNL VAA2)


Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital               Lincoln National Money Market Fund, Inc.
Appreciation Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212, Ext. 2077.

                                                              FOR      WITHHOLD   FOR ALL
                                                              ALL         ALL      EXCEPT
                                                                                (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger             [_]         [_]         [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     _______________________

                                                              FOR      AGAINST  ABSTAIN
2.   To approve a reorganization to change each               [_]         [_]         [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds        [_]         [_]         [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement         [_]         [_]         [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain       [_]         [_]         [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such other business as may properly come before the meeting.

                                                    PCDocs #132268 v3 (LNL VAA2)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -------------------------------------------
                                       Control Number: 999 9999 9999 999
                                     -------------------------------------------

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                                                           ,2002
                                     -------------------------------------------
                                     Date                PCDocs #132275 (VAA-NY)


Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

                                                           FOR      WITHHOLD       FOR ALL
                                                           ALL         ALL          EXCEPT
                                                                                (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger          [_]         [_]        [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ________________________

                                                           FOR      AGAINST        ABSTAIN
2.   To approve a reorganization to change each            [_]         [_]        [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds     [_]         [_]        [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement      [_]         [_]        [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain    [_]         [_]        [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such business as may properly come before the meeting.

                                                       PCDocs #132275  (LNY VAA)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of the Lincoln National Funds that are listed below ("each a "Fund", collectively, the "Funds"that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                      VOTE BY TELEPHONE:  1-800-597-7836

                                      -------------------------------------
                                        Control Number: 999 9999 9999 999
                                      -------------------------------------

                                      I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature (if held jointly)

                                                                          , 2002
                                      ------------------------------------------
                                      Date          PCDocs #132269 v2 (LNL Q&L1)

Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital               Lincoln National Money Market Fund, Inc.
Appreciation Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

                                                           FOR      WITHHOLD      FOR ALL
                                                           ALL         ALL         EXCEPT
                                                                              (As marked below)
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger          [_]         [_]        [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ________________________

                                                           FOR      AGAINST     ABSTAIN
2.   To approve a reorganization to change each            [_]         [_]        [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds     [_]         [_]        [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement      [_]         [_]        [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain    [_]         [_]        [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such business as may properly come before the meeting.

                                                    PCDocs #132269 v2 (LNL Q&L1)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

                                     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                     VOTE BY TELEPHONE:  1-800-597-7836

                                     -------------------------------------------
                                       Control Number: 999 9999 9999 999
                                     -------------------------------------------

                                     I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 7, 2002.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                                                          , 2002
                                     -------------------------------------------
                                     Date               PCDocs #132269 (LNL Q&L)


Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income         Lincoln National Social Awareness Fund,
Fund, Inc.                             Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X] If you have any questions, please contact Lincoln Life toll free at 1-800-341-0441.

                                                           FOR      WITHHOLD    FOR ALL
                                                           ALL         ALL       EXCEPT
1.   Election of Directors:
     01 John B. Borsch      02 Kelly D. Clevenger          [_]         [_]        [_]
     03 Nancy L. Frisby     04 Barbara S. Kowalczyk
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

     ________________________

                                                           FOR      AGAINST     ABSTAIN
2.   To approve a reorganization to change each            [_]         [_]        [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds     [_]         [_]        [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement      [_]         [_]        [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain    [_]         [_]        [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such other business as may properly come before the meeting.

                                                       PCDocs #132269  (LNL Q&L)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the applicable Fund(s) of Lincoln National Funds that are listed below (each a "Fund", collectvely, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, and at any adjournment thereof.

            By submitting this electronic vote, I acknowledge receipt
                      of the Notice of the Special Meeting
              of the Stockholders and accompanying Proxy Statement
                              dated October 7, 2002



Lincoln National Aggressive Growth     Lincoln National International Fund, Inc.
Fund, Inc.
Lincoln National Bond Fund, Inc.       Lincoln National Managed Fund, Inc.
Lincoln National Capital Appreciation Lincoln National Money Market Fund, Inc. Fund, Inc.
Lincoln National Equity-Income Fund,   Lincoln National Social Awareness Fund,
Inc.                                   Inc.
Lincoln National Global Asset          Lincoln National Special Opportunities
Allocation Fund, Inc.                  Fund, Inc.
Lincoln National Growth and Income
Fund, Inc.


                                                       PCDocs #132271 (eAnnuity)

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK AND SUBMIT THIS VOTING INSTRUCTION CARD BY DECEMBER 5, 2002. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.

                                                                 FOR       WITHHOLD      FOR ALL
                                                                 ALL         ALL         EXCEPT
                                                                                    (As marked below)
1.   Election of Directors:
     01 John B. Borsch,   02 Kelly D. Clevenger                  [_]         [_]           [_]
     03 Nancy L. Frisby   04 Barbara S. Kowalczyk,
     05 Kenneth G. Stella

     To withhold authority to vote for any individual nominee, click on the box under "For All Except" box and type the nominee's number and name on the line provided below.


                                                                 FOR       AGAINST       ABSTAIN

2.   To approve a reorganization to change each                  [_]         [_]           [_]
     Fund from a Maryland corporation to a series of
     a Delaware business trust.

3.   To approve a proposal that would permit the Funds           [_]         [_]           [_]
     to enter into or materially change sub-advisory
     agreements with sub-advisers without obtaining
     stockholder approval. (This advisory structure is
     referred to as a "multi-manager" arrangement.)

4.   To approve a new investment management agreement            [_]         [_]           [_]
     between the Funds and their current investment
     adviser, Delaware Management Company, a series of
     Delaware Management Business Trust.

5.   To approve the amendment or elimination of certain          [_]         [_]           [_]
     fundamental investment restrictions to modernize
     the Funds' investment restrictions.

     To transact such business as may properly come before the meeting.

                                                      PCDocs #132271 (Edelivery)